UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2020

Item 1. Report to Stockholders.

Semi-Annual Report
For the Six Months Ended September 30, 2020

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Important Notice:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.osterweis.com/literature, and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Osterweis Funds, call (866) 236-0050. Your election to receive paper reports will apply to all funds held within your account(s).

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Bloomberg Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

The Bloomberg Barclays U.S. Universal Bond Index (BC Univ) is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit growth characteristics.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

A mortgage-backed security (MBS) is a type of asset-backed security that is secured by a mortgage or collection of mortgages.

All return and currency figures are shown in USD.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Spread is the difference in yield between a risk-free asset such as a U.S. Treasury bond and another security with the same maturity but of lesser quality.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Investment grade and non-investment grade (high yield) categories are determined by credit ratings from Standard and Poor’s and Moody’s, which are private independent rating services that assign grades to bonds to represent their credit quality. The issues are evaluated based on such factors as the bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Standard and Poor’s ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Moody’s ratings are expressed as letters and numbers ranging from ‘Aaa’, which is the highest grade, to ‘C’, which is the lowest grade. A Standard and Poor’s rating of BBB- or higher is considered investment grade. A Moody’s rating of Baa3 or higher is considered investment grade. A Standard and Poor’s rating below BBB- is considered noninvestment grade. A Moody’s rating below Baa3 is considered non-investment grade.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management.

Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC. [OSTE-20201110-0060]

Table of Contents

Letter from the Chief Investment Officers	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	4
Fund Overview	5
Schedule of Investments	6
Osterweis Strategic Income Fund
Portfolio Managers’ Review	8
Fund Overview	9
Schedule of Investments	10
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	16
Fund Overview	18
Schedule of Investments	19
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	24
Fund Overview	25
Schedule of Investments	26
Osterweis Total Return Fund
Portfolio Managers’ Review	28
Fund Overview	29
Schedule of Investments	30
Financial Statements
Statements of Assets and Liabilities	36
Statements of Operations	37
Statements of Changes in Net Assets
Osterweis Fund	38
Osterweis Strategic Income Fund	39
Osterweis Strategic Investment Fund	40
Osterweis Emerging Opportunity Fund	41
Osterweis Total Return Fund	42
Financial Highlights
Osterweis Fund	43
Osterweis Strategic Income Fund	44
Osterweis Strategic Investment Fund	45
Osterweis Emerging Opportunity Fund	46
Osterweis Total Return Fund	47
Notes to Financial Statements	48
Expense Examples	61
Additional Information	62
Approval of Investment Advisory Agreements	63
Statement Regarding Liquidity Risk Management Program	66
Privacy Notice	67

Letter from the Chief Investment Officers

October 15, 2020

The past six months have been a period of recovery for the financial markets. Following the sharp selloff in February/March, an unprecedented combination of monetary and fiscal stimulus from the federal government restored investor confidence and set the stage for a protracted rally that continues today. The S&P 500 increased 31.3% from April 1 to September 30, and the Bloomberg Barclays U.S. Aggregate Bond index returned 3.5%.

At the same time, the coronavirus pandemic was busy wreaking havoc on large portions of the economy, and unemployment hit all-time highs. Like many aspects of life in 2020, the glaring  disconnect between Wall St. and Main St. was unusual. Bull markets are generally a reflection of strong underlying economic fundamentals, and some investors have expressed concerned that the situation is a bubble waiting to burst.

We have a more optimistic outlook and believe there are two important reasons the rally is both rational and sustainable. First, during an extended period of low interest rates, equity valuations tend to rise, particularly for firms with growing earnings. Second, despite overall weakness, large parts of the economy are growing at accelerated rates due to structural changes caused by the pandemic.

In our view, the key to managing all our equity portfolios this year, including the Osterweis Fund, the equity portion of the Strategic Investment Fund, and the Emerging Opportunity Fund, has been focusing on the sectors of the economy that have been enjoying strong pandemic tailwinds. Social distancing has forced people to replace most in-person activities with virtual communications, which has been a huge win for a wide range of companies, particularly technology providers. Online shopping has become indispensable during the pandemic, while brick and mortar retail has struggled mightily. Increased e-commerce has also driven the need for more and more package delivery, clearly benefitting parcel delivery companies. It has also increased demand for internet bandwidth, benefitting networking firms that own the “pipe,” data centers through which internet communication flows, semiconductor companies that provide the computer chips, and warehouses through which physical goods have to flow. Work-from-home technology providers have also seen their businesses expand significantly.

We have also been investing in secular growth trends that we expect to accelerate in spite of the pandemic. Most importantly, we have been expanding our investment in renewable energy, which has become a viable alternative to fossil fuels as costs have fallen. We believe that competitive pricing, combined with the desire to curb carbon emissions, will catalyze a fundamental shift in the demand for wind and solar power that will last for the foreseeable future, and we have been actively investing in the space across our funds.

In addition, we have been focusing on strong companies that we believe were oversold during the correction in the spring. We have invested in a handful of companies that we believe are well-positioned to gain share against weaker competitors and resume their growth rates despite the challenges of social distancing. And we especially like businesses that will recover quickly as the country gets back to work.

On the fixed income side, the path forward is a little trickier as rates are near all-time lows. We have been investing in shorter maturity bonds across our portfolios as the yield curve is relatively flat and we do not want to lock in long-term rates at these levels. In the Strategic Income and Strategic Investment Funds, we have been scaling back our exposure to high yield issuers where we see either weakening fundamentals or where increased leverage is beginning to erode measures of safety. In our Total Return Fund, we have been overweight agency mortgages and corporates versus the index, as we feel they offer substantially higher value than Treasuries, which we are materially underweight.

Letter from the Chief Investment Officers

For our latest investment insights, we invite you to visit www.osterweis.com.  Additionally, if you are not currently receiving our quarterly shareholder letters by email and would like to, please email contact@osterweis.com or call (800) 700-3316.

Thank you for investing with the Osterweis Funds and your continued confidence in our management.

Sincerely,

Jim Callinan, CFA	John Osterweis	Larry Cordisco	Carl Kaufman	Eddy Vataru, CFA
CIO –	Co-CIO –	Co-CIO –	CIO –	CIO –
Emerging Growth	Core Equity	Core Equity	Strategic Income	Total Return

____________________

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2020 to September 30, 2020, the Osterweis Fund (the “Fund”) generated a total return of 29.56% versus 31.31% for the S&P 500. (Please see standardized performance in the table following this review.)

Market Review

The past six months have been an unusual period in the markets, as equities have performed well despite historically high unemployment and ongoing weakness in the economy. Covid-19 has been very challenging for many industries (brick and mortar retail, travel, entertainment, etc.), but at the same time social distancing has substantially increased demand for technology that replaces in-person interactions (e-Commerce, remote working, virtual meetings, etc.). The companies that provide this technology have grown rapidly during the past six months, and they have led the market rally. Historically low Treasury yields have also contributed to the market’s performance, as equity valuations tend to move inversely to interest rates.

Portfolio Review

For the six-month period ending September 30, 2020, the Fund slightly trailed the S&P 500 Index (“S&P 500”). The equity portion of the portfolio outperformed the index, but those gains were offset by the Fund’s small cash position, which was a net drag on performance. In rapidly rising markets, cash tends to have an outsized impact on returns because it lags the market by a wide margin.

Within the equity portfolio, our sector allocation was additive to performance, primarily because we were underweight some of the worst performing sectors in the index, including consumer staples, energy, and financials. Our security selection had no material impact on performance (i.e., our stocks largely kept pace with the benchmark).

Over 80% of the individual stocks in the Fund and nearly every sector delivered positive absolute returns during the period. Health care and industrials performed the best on a relative basis. Communications services and utilities also performed well relative to the index. On the downside, our consumer discretionary, real estate, and information technology holdings each lagged the benchmark.

Outlook & Portfolio Positioning

Looking ahead, we expect the economy to continue its recovery, likely by fits and starts until we have more clarity around vaccines and more effective therapeutics. In the meantime, we see value in companies whose businesses are depressed but have the balance sheets to come out of the other side stronger, and we especially favor companies that will recover quickly as the country gets back to work. We remain focused on domestic stocks that are dominant within their industry, as we have been for the past several quarters. We continue to believe the economy is evolving into a winner-take-all structure, and we favor companies with durable competitive advantages and strong secular tailwinds. We feel these types of firms are not only well positioned for growth, but they are also best able to weather a downturn if the pandemic persists.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risks related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2020

	Six Months						Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	29.56%	16.31%	11.83%	10.56%	9.57%	7.22%	10.39%
S&P 500 Index	31.31	15.15	12.28	14.15	13.74	9.19	9.77
Gross/Net Expense Ratio as of 3/31/2020: 1.20%/0.96% 1
[1]
As of most recent Prospectus dated June 30, 2020.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2021.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Microsoft Corp.	6.0%
Alphabet, Inc. – Class C	5.7
Charter Communications, Inc. – Class A	4.6
Danaher Corp.	4.6
FedEx Corp.	3.9
Visa, Inc. – Class A	3.5
Waste Connections, Inc.	3.5
Advanced Micro Devices, Inc.	3.5
Dollar General Corp.	3.3
NextEra Energy, Inc.	3.1
Total	41.7%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at September 30, 2020 (Unaudited)

Shares		Value
Common Stocks: 97.7%

Aerospace & Defense: 2.4%
11,590	L3Harris Technologies, Inc.	$1,968,446
58,215	Safran SA – ADR [1]	1,441,985
		3,410,431
Air Freight & Logistics: 3.9%
21,400	FedEx Corp.	5,382,528

Banks: 4.1%
24,945	First Republic Bank	2,720,502
31,675	JPMorgan Chase & Co.	3,049,352
		5,769,854
Chemicals: 2.4%
11,250	Air Products & Chemicals, Inc.	3,350,925

Commercial Services & Supplies: 3.5%
46,990	Waste Connections, Inc.	4,877,562

Diversified Consumer Services: 2.1%
18,805	Bright Horizons Family
	Solutions, Inc. [1]	2,859,112

Electric Utilities: 3.1%
15,588	NextEra Energy, Inc.	4,326,605

Equity Real Estate Investment Trusts – REITS: 6.5%
22,040	CoreSite Realty Corp.	2,620,115
19,795	Crown Castle International Corp.	3,295,868
25,660	PS Business Parks, Inc.	3,140,527
		9,056,510
Food & Staples Retailing: 2.7%
59,330	Sysco Corp.	3,691,513

Health Care Equipment & Supplies: 9.2%
9,090	Becton Dickinson and Co.	2,115,061
29,805	Danaher Corp.	6,417,911
19,970	Hologic, Inc. [1]	1,327,406
8,495	Teleflex, Inc.	2,891,868
		12,752,246
Insurance: 3.0%
44,345	The Progressive Corp.	4,198,141

Interactive Media & Services: 5.7%
5,374	Alphabet, Inc. – Class C [1]	7,897,630

IT Services: 4.9%
37,125	LiveRamp Holdings, Inc. [1]	1,921,961
24,600	Visa, Inc. – Class A	4,919,262
		6,841,223
Media: 4.6%
10,307	Charter Communications,
	Inc. – Class A [1]	6,435,072

Multiline Retail: 3.3%
22,010	Dollar General Corp.	4,613,736

Oil, Gas & Consumable Fuels: 0.4%
11,530	Concho Resources, Inc.	508,704

Pharmaceuticals: 4.6%
18,185	Johnson & Johnson	2,707,383
64,000	Nektar Therapeutics [1]	1,061,760
29,600	Novartis AG – ADR	2,574,016
		6,343,159
Professional Services: 2.2%
39,525	IHS Markit Ltd.	3,103,108

Road & Rail: 4.5%
17,785	Old Dominion Freight Line, Inc.	3,217,662
15,435	Union Pacific Corp.	3,038,689
		6,256,351
Semiconductors & Semiconductor Equipment: 10.1%
59,275	Advanced Micro Devices, Inc. [1]	4,859,957
54,810	Applied Materials, Inc.	3,258,455
57,215	Micron Technology, Inc. [1]	2,686,817
11,330	Monolithic Power Systems, Inc.	3,167,981
		13,973,210
Software: 10.1%
39,305	Microsoft Corp.	8,267,021
13,855	Synopsys, Inc. [1]	2,964,693
27,610	Zendesk, Inc. [1]	2,841,621
		14,073,335
Specialty Retail: 4.4%
11,250	The Home Depot, Inc.	3,124,237
31,365	Ross Stores, Inc.	2,926,982
		6,051,219
Total Common Stocks
(Cost $83,075,641)		135,772,174

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Shares	Value
Short-Term Investments: 2.3%

Money Market Funds: 2.3%
3,174,232	Federated Hermes U.S. Treasury
Cash Reserves – Class I, 0.015% [2]	$3,174,232
Total Money Market Funds
(Cost $3,174,232)	3,174,232
Total Short-Term Investments
(Cost $3,174,232)	3,174,232
Total Investments in Securities: 100.0%
(Cost $86,249,873)	138,946,406
Other Assets in Excess of Liabilities: 0.0% [3]	19,017
Total Net Assets: 100.0%	$138,965,423

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
USD – United States Dollar
[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2020.
[3]	Does not round to 0.01% or (0.01)% of net assets, if applicable.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2020, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 11.88%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 3.53% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed the Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 4.84% over the same period.1

Market Review

During the past six months, the Federal Reserve (the “Fed”) has been the major story in the fixed income markets. In response to the coronavirus pandemic and the associated economic slowdown, the Fed lowered short term rates to zero and initiated a massive round of quantitative easing (“QE”), purchasing all types of fixed income securities, including Treasuries, mortgages, and corporate bonds. The monumental support had the desired effect, causing spreads to tighten materially and driving up prices across the market. Throughout the period, the 10-year U.S. Treasury yield hovered near 70 basis points, an unprecedented level that is also largely a result of the QE program.

Portfolio Review

For the six months ending September 30, 2020 the Fund significantly outperformed the BC Univ, driven primarily by beneficial sector allocation and secondarily by issue selection. These relative gains were somewhat offset by duration management.

Sector allocation was the largest contributor to the Fund’s relative results, adding over 800 basis points. The high yield sector performed well during the period, buoyed by support from the Fed. Consequently, our significant overweight to high yield (69% for the Fund vs. 5% for the index) was a boon to relative performance. Our allocation to equity-sensitive convertibles also provided a substantive boost over the benchmark.

Issue selection also produced a solid contribution to our outperformance during the period, adding over 260 basis points. Most of the value added came from our high yield bonds, though our investment grade picks also gave us a further leg up. Overall, the Fund generated gains in all sectors and double-digit returns in most, boosting both absolute and relative results.

During the past two quarters, corporate bonds, which make up the majority of the Fund, generally fared better on the long end. As the Fund continued to focus on shorter term securities and a more defensive position compared to the benchmark, our duration management detracted from relative returns.

Outlook & Portfolio Positioning

The current combination of elevated bond prices and record low Treasury yields along with the ongoing uncertainty of the pandemic has diminished our near-term risk appetite. We have been scaling back our exposure to bonds where we see either continued fundamental weakness or where higher leverage is beginning to erode measures of safety. We have also been paring our exposure to equity sensitive convertibles, as they have enjoyed a big run during the recent stock market rally. Cash and short-duration, better quality high yield bonds seem best suited for the current market environment.

____________________

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2020

	Six Months						Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	11.88%	4.38%	3.18%	4.66%	4.67%	5.71%	6.33%
Bloomberg Barclays U.S. Aggregate Bond Index	3.53	6.98	5.24	4.18	3.64	4.48	4.47
Gross Expense Ratio as of 3/31/2020: 0.87% 1
[1]	As of most recent Prospectus dated June 30, 2020. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Ten Holdings (% of Net Assets)
Southeastern Grocers, Inc.	2.7%
XPO Logistics, Inc., 6.500%	2.2
Consolidated Energy Finance SA, 4.000%	2.1
Resolute Forest Products, Inc., 5.875%	1.7
Xerox Holdings Corp., 5.000%	1.5
XPO Logistics, Inc., 6.250%	1.5
Caleres, Inc., 6.250%	1.5
Michael Baker International LLC, 8.750%	1.5
KGA Escrow LLC, 7.500%	1.4
Navistar International Corp., 6.625%	1.4
Total	17.5%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at September 30, 2020 (Unaudited)

Shares		Value
Common Stocks: 3.4%

Food & Staples Retailing: 2.7%
1,836,308	Southeastern Grocers, Inc. [1,2,5]	$123,950,790
61,582,000	Tops Holding, Litigation
	Trust Proceeds [1,2,5,7]	46,248
		123,997,038
Metals & Mining: 0.7%
823	Real Alloy Holding, Inc. [1,2,5]	32,902,800

Total Common Stocks
(Cost $146,373,981)		156,899,838

Convertible Preferred Stocks: 1.5%

Commercial Services & Supplies: 0.3%
249,100	GFL Environmental, Inc., 6.000%	13,279,521

Road & Rail: 1.2%
490,000	Daseke, Inc., 7.625% [5]	52,555,082

Total Convertible Preferred Stocks
(Cost $61,455,000)		65,834,603

Principal
Amount
Bonds: 90.0%
Corporate Bonds: 81.1%

Aerospace & Defense: 2.5%
	ADS Tactical, Inc.
$64,206,000	9.000%, 07/31/2023 [1,5]	64,238,360
	Spirit AeroSystems, Inc.
53,276,000	1.050% (3 Month LIBOR
	USD + 0.800%), 06/15/2021 [3]	50,400,290
		114,638,650
Air Freight & Logistics: 3.8%
	Cargo Aircraft Management, Inc.
4,590,000	4.750%, 02/01/2028	4,646,687
	XPO Logistics, Inc.
98,014,000	6.500%, 06/15/2022	98,477,116
64,500,000	6.250%, 05/01/2025	69,046,605
		172,170,408
Airlines: 2.3%
	American Airlines 2012-2
	Class C Pass Through Trust
75,500,000	4.700%, 06/03/2021	62,703,807
	United Airlines Holdings, Inc.
17,000,000	6.000%, 12/01/2020	17,104,125
26,346,000	4.250%, 10/01/2022	24,402,982
3,000,000	5.000%, 02/01/2024	2,630,625
		106,841,539
Auto Components: 2.9%
	American Axle &
	Manufacturing, Inc.
4,900,000	6.250%, 04/01/2025	4,849,554
16,600,000	6.250%, 03/15/2026	16,106,980
40,000,000	6.875%, 07/01/2028	38,876,800
	The Goodyear Tire & Rubber Co.
15,485,000	5.125%, 11/15/2023	15,514,034
49,500,000	9.500%, 05/31/2025	53,800,313
3,000,000	5.000%, 05/31/2026	2,919,930
1,000,000	4.875%, 03/15/2027	950,000
		133,017,611
Automobiles: 2.5%
	Ford Motor Co.
9,000,000	9.625%, 04/22/2030	11,635,695
	Ford Motor Credit Co. LLC
2,870,000	2.826% (3 Month LIBOR
	USD + 2.550%), 01/07/2021 [3]	2,859,829
23,405,000	1.114% (3 Month LIBOR
	USD + 0.810%), 04/05/2021 [3]	23,064,087
7,925,000	3.416% (3 Month LIBOR
	USD + 3.140%), 01/07/2022 [3]	7,828,331
5,051,000	4.250%, 09/20/2022	5,103,025
10,000,000	4.687%, 06/09/2025	10,149,000
	Volkswagen Group of
	America Finance LLC
20,000,000	1.024% (3 Month LIBOR
	USD + 0.770%), 11/13/2020 [3]	20,013,307
34,000,000	1.197% (3 Month LIBOR
	USD + 0.940%), 11/12/2021 [3]	34,172,752
		114,826,026
Banks: 0.6%
	CIT Group, Inc.
26,720,000	5.000%, 08/15/2022	27,560,077

Beverages: 0.6%
	Cott Holdings, Inc.
28,102,000	5.500%, 04/01/2025	28,839,677

Building Products: 3.3%
	Builders FirstSource, Inc.
8,750,000	6.750%, 06/01/2027	9,384,375
3,000,000	5.000%, 03/01/2030	3,110,625

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
Building Products: 3.3% (Continued)
	Griffon Corp.
$45,000,000	5.750%, 03/01/2028	$47,080,350
	Patrick Industries, Inc.
39,500,000	7.500%, 10/15/2027	42,956,250
	PGT Innovations, Inc.
46,405,000	6.750%, 08/01/2026	49,586,527
		152,118,127
Capital Markets: 1.9%
	Donnelley Financial Solutions, Inc.
37,227,000	8.250%, 10/15/2024	39,130,975
	Oppenheimer Holdings, Inc.
49,250,000	5.500%, 10/01/2025	49,323,875
		88,454,850
Chemicals: 3.5%
	Consolidated Energy Finance SA
103,840,000	4.000% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	97,955,430
34,500,000	6.875%, 06/15/2025	31,502,468
	Olin Corp.
1,750,000	5.500%, 08/15/2022	1,795,526
6,750,000	9.500%, 06/01/2025	7,876,237
19,296,000	5.625%, 08/01/2029	18,982,344
		158,112,005
Commercial Services & Supplies: 3.7%
	Advanced Disposal Services, Inc.
15,313,000	5.625%, 11/15/2024	15,847,347
	The Brink’s Co.
10,000,000	5.500%, 07/15/2025	10,443,750
	GFL Environmental, Inc.
11,100,000	5.125%, 12/15/2026	11,476,845
16,186,000	8.500%, 05/01/2027	17,592,159
	Quad/Graphics, Inc.
44,218,000	7.000%, 05/01/2022	39,067,266
	R.R. Donnelley & Sons Co.
20,951,000	7.875%, 03/15/2021	21,341,212
22,311,000	8.875%, 04/15/2021	22,199,445
12,428,000	7.000%, 02/15/2022	12,564,894
15,543,000	8.250%, 07/01/2027	15,737,288
		166,270,206
Computers & Peripherals: 4.0%
	Dell International LLC / EMC Corp.
34,983,000	5.875%, 06/15/2021	35,070,457
	NCR Corp.
34,425,000	5.750%, 09/01/2027	36,069,483
5,750,000	5.000%, 10/01/2028	5,765,381
	Xerox Corp.
36,171,000	4.500%, 05/15/2021	36,703,618
	Xerox Holdings Corp.
70,000,000	5.000%, 08/15/2025	69,266,400
		182,875,339
Construction & Engineering: 2.4%
	Michael Baker International LLC
66,404,000	8.750%, 03/01/2023	66,404,000
	Tutor Perini Corp.
48,644,000	6.875%, 05/01/2025	44,843,688
		111,247,688
Construction Materials: 1.1%
	Cemex SAB de CV
4,750,000	7.375%, 06/05/2027	5,139,001
	US Concrete, Inc.
1,885,000	6.375%, 06/01/2024	1,947,441
42,607,000	5.125%, 03/01/2029	42,846,664
		49,933,106
Consumer Finance: 2.0%
	American Express Co.
39,000,000	0.805% (3 Month LIBOR
	USD + 0.525%), 05/17/2021 [3]	39,099,341
	Enova International, Inc.
40,000,000	8.500%, 09/01/2024	37,545,800
	FirstCash, Inc.
15,000,000	4.625%, 09/01/2028	15,309,375
		91,954,516
Distributors: 0.1%
	American Builders &
	Contractors Supply Co., Inc.
2,468,000	4.000%, 01/15/2028	2,512,276

Diversified Financial Services: 1.0%
	Aviation Capital Group LLC
30,000,000	1.196% (3 Month LIBOR
	USD + 0.950%), 06/01/2021 [3]	29,355,144
14,420,000	0.938% (3 Month LIBOR
	USD + 0.670%), 07/30/2021 [3]	14,039,466
		43,394,610
Electrical Equipment: 0.1%
	Sensata Technologies, Inc.
6,500,000	3.750%, 02/15/2031	6,475,625

Equity Real Estate Investment Trusts – REITS: 1.6%
	HAT Holdings I LLC /
	HAT Holdings II LLC
35,565,000	5.250%, 07/15/2024	37,131,638
4,000,000	6.000%, 04/15/2025	4,266,200

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
Equity Real Estate Investment
Trusts – REITS: 1.6% (Continued)
	Iron Mountain, Inc.
$20,000,000	4.500%, 02/15/2031	$20,225,500
	SL Green Operating Partnership L.P.
13,150,000	1.260% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [3]	13,058,957
		74,682,295
Food & Staples Retailing: 1.7%
	KeHE Distributors LLC /
	KeHE Finance Corp.
59,360,000	8.625%, 10/15/2026	64,396,399
	US Foods, Inc.
10,000,000	6.250%, 04/15/2025	10,600,850
		74,997,249
Health Care Providers & Services: 4.0%
	AMN Healthcare, Inc.
5,000,000	4.625%, 10/01/2027	5,134,375
	Centene Corp.
63,286,000	4.750%, 05/15/2022	64,108,718
37,712,000	4.750%, 01/15/2025	38,807,534
1,550,000	4.750%, 01/15/2025	1,595,027
	Cigna Corp.
58,500,000	0.896% (3 Month LIBOR
	USD + 0.650%), 09/17/2021 [3]	58,511,934
	Radiology Partners, Inc.
15,250,000	9.250%, 02/01/2028	15,898,125
		184,055,713
Hotels, Restaurants & Leisure: 1.6%
	Carnival Corp.
4,750,000	11.500%, 04/01/2023	5,329,975
	International Game Technology PLC
13,079,000	6.250%, 02/15/2022	13,381,452
4,000,000	5.250%, 01/15/2029	4,051,420
	NCL Corp. Ltd.
14,750,000	12.250%, 05/15/2024	16,538,438
15,510,000	3.625%, 12/15/2024	10,886,081
	Six Flags Entertainment Corp.
16,775,000	4.875%, 07/31/2024	15,807,082
	Six Flags Theme Parks, Inc.
7,500,000	7.000%, 07/01/2025	7,992,188
		73,986,636
Household Durables: 2.4%
	Installed Building Products, Inc.
6,750,000	5.750%, 02/01/2028	7,128,405
	Mattamy Group Corp.
24,500,000	5.250%, 12/15/2027	25,250,312
	The New Home Co., Inc.
64,959,000	7.250%, 04/01/2022	64,700,138
	Taylor Morrison Communities, Inc.
9,500,000	5.750%, 01/15/2028	10,360,938
		107,439,793
Industrial Conglomerates: 1.3%
	Icahn Enterprises L.P. / Icahn
	Enterprises Finance Corp.
59,982,000	6.250%, 02/01/2022	60,749,470
IT Services: 1.9%
	Alliance Data Systems Corp.
15,832,000	4.750%, 12/15/2024	14,869,018
49,250,000	7.000%, 01/15/2026	49,101,019
	KBR, Inc.
20,000,000	4.750%, 09/30/2028	20,150,000
		84,120,037
Machinery: 4.1%
	Flowserve Corp.
34,250,000	4.000%, 11/15/2023	35,990,451
	Hillenbrand, Inc.
4,000,000	5.750%, 06/15/2025	4,272,500
	Navistar International Corp.
64,250,000	6.625%, 11/01/2025	65,816,094
	Wabash National Corp.
21,950,000	5.500%, 10/01/2025	22,030,008
	Welbilt, Inc.
55,002,000	9.500%, 02/15/2024	56,480,178
		184,589,231
Media: 1.3%
	Meredith Corp.
25,000,000	6.500%, 07/01/2025	25,828,125
38,400,000	6.875%, 02/01/2026	32,136,000
		57,964,125
Metals & Mining: 3.7%
	Century Aluminum Co.
50,000,000	10.000% Cash or 12.000%
	PIK, 07/01/2025	53,000,000
	Coeur Mining, Inc.
55,322,000	5.875%, 06/01/2024	55,385,344
	Hecla Mining Co.
40,000,000	7.250%, 02/15/2028	43,410,000
	Real Alloy Holding, Inc.
14,343,157	10.234%, (3 Month LIBOR
	USD + 10.000%) Cash or 12.234%
	(3 Month LIBOR USD + 12.000%)
	PIK, 05/31/2023 [1,3,5]	14,343,156
		166,138,500

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
Mortgage Real Estate
Investment Trusts – REITS: 0.8%
	Starwood Property Trust, Inc.
$34,753,000	3.625%, 02/01/2021	$34,854,653

Oil, Gas & Consumable Fuels: 4.1%
	Aker BP ASA
27,750,000	4.750%, 06/15/2024	28,539,727
	Calumet Specialty Products Partners
	L.P. / Calumet Finance Corp.
8,834,000	7.750%, 04/15/2023	7,940,485
28,500,000	11.000%, 04/15/2025	25,863,465
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
51,550,000	7.750%, 02/01/2028	44,837,675
	Global Partners L.P. /
	GLP Finance Corp.
30,750,000	7.000%, 08/01/2027	31,428,499
	NGL Energy Partners L.P. /
	NGL Energy Finance Corp.
31,090,000	7.500%, 11/01/2023	20,791,437
7,900,000	6.125%, 03/01/2025	4,729,296
19,067,000	7.500%, 04/15/2026	12,000,388
	Occidental Petroleum Corp.
11,000,000	1.484% (3 Month LIBOR
	USD + 1.250%), 08/13/2021 [3]	11,000,000
		187,130,972
Paper & Forest Products: 2.3%
	Louisiana-Pacific Corp.
26,595,000	4.875%, 09/15/2024	27,379,553
	Resolute Forest Products, Inc.
79,028,000	5.875%, 05/15/2023	77,142,787
		104,522,340
Pharmaceuticals: 1.0%
	Bayer U.S. Finance II LLC
44,975,000	0.855% (3 Month LIBOR
	USD + 0.630%), 06/25/2021 [3]	45,067,676

Professional Services: 0.2%
	Korn Ferry
9,600,000	4.625%, 12/15/2027	9,744,000

Specialty Retail: 4.8%
	Caleres, Inc.
72,713,000	6.250%, 08/15/2023	66,895,960
	Group 1 Automotive, Inc.
3,000,000	4.000%, 08/15/2028	2,953,125
	Ken Garff Automotive LLC
49,795,000	4.875%, 09/15/2028	49,110,319
	KGA Escrow LLC
63,500,000	7.500%, 08/15/2023	65,819,338
	Penske Automotive Group, Inc.
2,000,000	5.375%, 12/01/2024	2,038,310
19,734,000	3.500%, 09/01/2025	19,690,585
13,170,000	5.500%, 05/15/2026	13,615,080
		220,122,717
Textiles, Apparel & Luxury Goods: 0.3%
	The William Carter Co.
9,750,000	5.500%, 05/15/2025	10,231,406
3,000,000	5.625%, 03/15/2027	3,138,750
		13,370,156
Thrifts & Mortgage Finance: 1.6%
	Nationstar Mortgage Holdings, Inc.
3,250,000	6.000%, 01/15/2027	3,318,510
19,350,000	5.500%, 08/15/2028	19,362,094
	PennyMac Financial Services, Inc.
49,500,000	5.375%, 10/15/2025	50,180,625
		72,861,229
Trading Companies & Distributors: 3.3%
	Avation Capital SA
91,500,000	6.500%, 05/15/2021	62,322,937
	Aviation Capital Group LLC
5,500,000	5.500%, 12/15/2024	5,679,746
	Fly Leasing Ltd.
49,175,000	6.375%, 10/15/2021	49,290,315
	Herc Holdings, Inc.
9,500,000	5.500%, 07/15/2027	9,846,988
	WESCO Distribution, Inc.
12,250,000	7.125%, 06/15/2025	13,360,156
9,750,000	7.250%, 06/15/2028	10,696,530
		151,196,672
Transportation Infrastructure: 0.6%
	Signature Aviation
	US Holdings, Inc.
29,500,000	4.000%, 03/01/2028	27,484,855

Wireless Telecommunication Services: 0.2%
	T-Mobile USA, Inc.
8,295,000	6.000%, 03/01/2023	8,326,936

Total Corporate Bonds
(Cost $3,736,381,082)		3,694,647,591

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
Convertible Bonds: 8.5%

Aerospace & Defense: 0.1%
	Parsons Corp.
$5,500,000	0.250%, 08/15/2025	$5,556,119

Airlines: 0.2%
	Southwest Airlines Co.
8,750,000	1.250%, 05/01/2025	11,462,500

Auto Components: 0.5%
	Horizon Global Corp.
33,787,000	2.750%, 07/01/2022	24,936,170

Construction & Engineering: 0.8%
	Tutor Perini Corp.
34,805,000	2.875%, 06/15/2021	34,696,234

Consumer Finance: 0.2%
	EZCORP, Inc.
9,750,000	2.375%, 05/01/2025	7,696,738

Electronic Equipment,
Instruments & Components: 0.4%
	OSI Systems, Inc.
19,300,000	1.250%, 09/01/2022	19,504,489

Energy Equipment & Services: 0.6%
	Newpark Resources, Inc.
30,180,000	4.000%, 12/01/2021	26,620,318

Entertainment: 0.3%
	Live Nation Entertainment, Inc.
12,580,000	2.000%, 02/15/2025	11,487,570

Health Care Equipment & Supplies: 0.5%
	CONMED Corp.
8,755,000	2.625%, 02/01/2024	9,845,375
	Integra LifeSciences Holdings Corp.
13,000,000	0.500%, 08/15/2025	12,232,214
		22,077,589
Health Care Technology: 0.2%
	Tabula Rasa HealthCare, Inc.
8,400,000	1.750%, 02/15/2026	7,834,698

Hotels, Restaurants & Leisure: 0.8%
	Carnival Corp.
12,575,000	5.750%, 04/01/2023	21,533,396
	NCL Corp. Ltd.
11,750,000	6.000%, 05/15/2024	17,246,212
		38,779,608
Interactive Media & Services: 0.5%
	Twitter, Inc.
22,887,000	1.000%, 09/15/2021	22,803,376

Internet & Direct Marketing Retail: 0.5%
	Etsy, Inc.
13,245,000	0.125%, 10/01/2026	20,801,537

IT Services: 0.3%
	Euronet Worldwide, Inc.
8,680,000	0.750%, 03/15/2049	8,349,075
	Unisys Corp.
3,126,000	5.500%, 03/01/2021	3,739,746
		12,088,821
Machinery: 0.6%
	Chart Industries, Inc.
13,137,000	1.000%, 11/15/2024	18,273,250
	The Middleby Corp.
9,500,000	1.000%, 09/01/2025	9,381,250
		27,654,500
Pharmaceuticals: 0.4%
	Jazz Investments I Ltd.
6,290,000	1.875%, 08/15/2021	6,384,725
6,000,000	1.500%, 08/15/2024	6,086,840
6,650,000	2.000%, 06/15/2026	7,799,041
		20,270,606
Real Estate Management & Development: 0.1%
	Colliers International Group, Inc.
4,750,000	4.000%, 06/01/2025	6,715,313

Semiconductors & Semiconductor Equipment: 0.4%
	Cree, Inc.
10,484,000	0.875%, 09/01/2023	13,034,872
	Rambus, Inc.
5,000,000	1.375%, 02/01/2023	5,220,545
		18,255,417
Software: 0.8%
	Altair Engineering, Inc.
8,190,000	0.250%, 06/01/2024	9,097,832
	Alteryx, Inc.
4,647,000	1.000%, 08/01/2026	4,660,233
	Envestnet, Inc.
9,490,000	0.750%, 08/15/2025	9,577,984
	Zendesk, Inc.
9,500,000	0.625%, 06/15/2025	11,317,044
		34,653,093
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
16,285,000	2.875%, 07/01/2024	14,448,025

Total Convertible Bonds
(Cost $360,645,102)		388,342,721

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount	Value
Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
HAS Capital Income
Opportunity Fund II
$21,807,000	8.000%, 12/31/2024
(Cost $21,807,000,
Acquisition Dates
06/10/2016, 09/19/2016) [1,5,6]	$16,212,240

Total Private Mortgage Backed Obligations
(Cost $21,807,000)	16,212,240

Total Bonds
(Cost $4,118,833,184)	4,099,202,552

Shares
Short-Term Investments: 3.4%

Money Market Funds: 3.4%
78,060,481	Federated Hermes U.S.
Treasury Cash Reserves –
Class I, 0.015% [4]	78,060,481
78,060,481	Morgan Stanley Institutional
Liquidity Funds – Treasury
Securities Portfolio, 0.010% [4]	78,060,481
Total Money Market Funds
(Cost $156,120,962)	156,120,962
Total Short-Term Investments
(Cost $156,120,962)	156,120,962
Total Investments in Securities: 98.3%
(Cost $4,482,783,127)	4,478,057,955
Other Assets in Excess of Liabilities: 1.7%	76,049,950
Total Net Assets: 100.0%	$4,554,107,905

LIBOR – London Interbank Offered Rate
PIK – Payment In Kind
USD – United States Dollar
[1]	Security is fair valued under the supervision of the of Board Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (See Note 2.A.).
[2]	Non-income producing security.
[3]	Variable rate security; rate shown is the rate in effect on September 30, 2020.
[4]	Annualized seven-day effective yield as of September 30, 2020.
[5]	All or a portion of this security is considered illiquid. As of September 30, 2020, the value of illiquid securities was $304,248,676, or 6.7% of net assets.
[6]	Security considered restricted. As of September 30, 2020, the value of the restricted securities was $16,212,240 or 0.4% of net assets.
[7]	Not a readily marketable security.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 23.35% for the six-month period ending September 30, 2020, outperforming its blended benchmark, composed of 60% S&P 500 Index (“S&P 500”) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (“BC Agg”), which returned 19.71% over the same period. (Please see standardized performance in the table following this letter.) The Fund also outperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (“BC Univ”), which returned 20.29% over the same period.1

Market Review

The past six months have been an unusual period in the equity markets, as stocks have performed well despite historically high unemployment and ongoing weakness in the economy. Covid-19 has been very challenging for many industries (brick and mortar retail, travel, entertainment, etc.), but at the same time social distancing has substantially increased demand for technology that replaces in-person interactions (e-commerce, remote working, virtual meetings, etc.). The companies that provide this technology have grown rapidly during the past six months, and they have led the market rally.

In fixed income, the Federal Reserve (the “Fed”) has been the major story. To address the coronavirus pandemic and the associated economic slowdown, the Fed lowered short term rates to zero and initiated a massive round of quantitative easing, purchasing all types of fixed income securities, including Treasuries, mortgages, and corporate bonds. The monumental support had the desired effect, causing spreads to tighten materially and 10-year U.S. Treasury yields to fall precipitously, which also boosted equity returns during the period.

Portfolio Review

During the six-month period ending September 30, 2020, on average 67% of the Fund was allocated to equities, 30% to fixed income, and the rest to cash. We increased our equity allocation during the period from 63% to 69% while we decreased our cash from 6% to 1% and fixed income from 32% to 30%. Our allocation among these asset classes gave the Fund a solid boost over the blended benchmark during the six months.

Equities

For the period, the vast majority of our individual stocks delivered positive absolute returns, but overall the equites in the Fund slightly trailed the S&P 500. Our security selection detracted somewhat from performance and our sector allocation had minimal impact.

Several sectors in the Fund outperformed the index, but those gains were offset by a few sectors that lagged, which accounted for the slightly negative impact from security selection. On a relative basis, our best performing sector was consumer staples, which more than doubled the return of its counterpart in the S&P 500. In addition, industrials, health care, communications services, and utilities each delivered positive absolute and relative returns. On the downside, our consumer discretionary stocks significantly lagged the index, though they did deliver strong positive absolute returns. Likewise, our real estate, information technology, materials, and financials firms each lagged the index (though they all delivered positive absolute returns).

Sector allocation did not have a material effect on relative returns, as the impact of our favorable and unfavorable sector weightings was roughly equivalent. We were substantially underweight consumer staples and energy, two sectors that materially lagged the return of the overall index, which was additive to performance. However, we were also underweight some of the best performing sectors, including consumer discretionary and information technology. In addition, we were overweight real estate, whose return was less than half that of the index.

Fixed Income

For the six months ending September 30, 2020 the Fund significantly outperformed the BC Univ, driven primarily by beneficial sector allocation and secondarily by issue selection. These relative gains were somewhat offset by duration management.

____________________

1	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Portfolio Managers’ Review

Sector allocation was the largest contributor to the Fund’s relative results, adding over 1000 basis points. The high yield sector performed well during the period, buoyed by support from the Fed. Consequently, our significant overweight to high yield (74% for the Fund vs. 5% for the index) was a boon to relative performance. Our allocation to equity-sensitive convertibles also provided a substantive boost over the fixed income benchmark.

Issue selection also produced a solid contribution to our outperformance during the period, adding over 300 basis points. Most of the value added came from our high yield bonds, though our investment grade picks also gave us a further leg up. Overall, the Fund generated gains in all of its sectors and double-digit returns in half, boosting both absolute and relative results.

During the past two quarters, corporate bonds, which make up the majority of the Fund, generally fared better on the long end. As the Fund continued to focus on shorter term securities and a more defensive position compared to the index, our duration management detracted from relative returns.

Outlook & Portfolio Positioning

Looking ahead, we expect the economy to continue its recovery, likely by fits and starts until we have more clarity around vaccines and more effective therapeutics. In the meantime, we see value in companies whose businesses are depressed but have the balance sheets to come out of the other side stronger, and we especially favor companies that will recover quickly as the country gets back to work. We remain focused on domestic stocks that are dominant within their industry, as we have been for the past several quarters. We continue to believe the economy is evolving into a winner-take-all structure, and we favor companies with durable competitive advantages and strong secular tailwinds. We feel these types of firms are not only well positioned for growth, but they are also best able to weather a downturn if the pandemic persists.

In fixed income, we have been scaling back our exposure to bonds where we see either continued fundamental weakness or where higher leverage is beginning to erode measures of safety. We have also been paring our exposure to equity sensitive convertibles, as they have enjoyed a big run during the recent stock market rally. Given the current combination of elevated bond prices, record low Treasury yields, and the ongoing uncertainty of the pandemic, we are focusing on short-duration, better quality high yield bonds.

____________________

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risks related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2020

	Six Months					Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	23.35%	10.70%	7.40%	8.40%	8.73%	9.10%
60% S&P 500 Index/40% Bloomberg Barclays
U.S. Aggregate Bond Index	19.71	12.50	9.84	10.37	9.85	10.34
S&P 500 Index	31.31	15.15	12.28	14.15	13.74	14.59
Bloomberg Barclays U.S. Aggregate Bond Index	3.53	6.98	5.24	4.18	3.64	3.62
Gross Expense Ratio as of 3/31/2020: 1.21% 1
[1]	As of most recent Prospectus dated June 30, 2020. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Microsoft Corp.	4.8%
Alphabet, Inc. – Class C	3.5
Charter Communications, Inc. – Class A	3.1
Danaher Corp.	2.8
CoreSite Realty Corp.	2.8
The Home Depot, Inc.	2.5
FedEx Corp.	2.4
Waste Connections, Inc.	2.4
Crown Castle International Corp.	2.3
Visa, Inc. – Class A	2.3
Total	28.9%

Top Ten Debt Holdings (% of Net Assets)
ADS Tactical, Inc., 9.000%	1.1%
Donnelley Financial Solutions, Inc., 8.250%	0.8
Consolidated Energy Finance SA, 4.000%	0.7
Tutor Perini Corp., 6.875%	0.7
Caleres, Inc., 6.250%	0.7
Radiology Partners, Inc., 9.250%	0.6
Navistar International Corp., 6.625%	0.6
Centene Corp., 4.750%	0.6
Icahn Enterprises L.P. / Icahn
Enterprises Finance Corp., 6.250%	0.6
Oppenheimer Holdings, Inc., 5.500%	0.6
Total	7.0%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at September 30, 2020 (Unaudited)

Shares		Value
Common Stocks: 68.0%

Aerospace & Defense: 1.4%
7,375	L3Harris Technologies, Inc.	$1,252,570
26,170	Safran SA – ADR [1]	648,231
		1,900,801
Air Freight & Logistics: 2.4%
12,825	FedEx Corp.	3,225,744

Banks: 3.0%
13,605	First Republic Bank	1,483,761
26,370	JPMorgan Chase & Co.	2,538,640
		4,022,401
Chemicals: 1.5%
6,430	Air Products & Chemicals, Inc.	1,915,240

Commercial Services & Supplies: 2.4%
30,170	Waste Connections, Inc.	3,131,646

Electric Utilities: 2.1%
10,090	NextEra Energy, Inc.	2,800,580

Equity Real Estate Investment Trusts – REITS: 7.3%
31,330	CoreSite Realty Corp.	3,724,511
18,180	Crown Castle International Corp.	3,026,970
23,985	PS Business Parks, Inc.	2,935,524
		9,687,005
Food & Staples Retailing: 2.3%
4,272	Southeastern Grocers, Inc. [1,2,5]	288,360
44,525	Sysco Corp.	2,770,346
2,292,000	Tops Holding, Litigation
	Trust Proceeds [1,2,5,7]	1,721
		3,060,427
Health Care Equipment & Supplies: 5.4%
7,075	Becton Dickinson and Co.	1,646,211
17,305	Danaher Corp.	3,726,286
5,330	Teleflex, Inc.	1,814,438
		7,186,935
Insurance: 2.3%
31,440	The Progressive Corp.	2,976,425

Interactive Media & Services: 3.5%
3,172	Alphabet, Inc. – Class C [1]	4,661,571

IT Services: 2.3%
14,985	Visa, Inc. – Class A	2,996,550

Media: 3.1%
6,521	Charter Communications,
	Inc. – Class A [1]	4,071,321

Metals & Mining: 0.5%
17	Real Alloy Holding, Inc. [1,2,5]	661,200

Mortgage Real Estate
Investment Trusts – REITS: 1.8%
56,460	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	2,386,564

Multiline Retail: 2.2%
13,515	Dollar General Corp.	2,833,014

Oil, Gas & Consumable Fuels: 0.2%
6,555	Concho Resources, Inc.	289,207

Pharmaceuticals: 3.7%
15,300	Johnson & Johnson	2,277,864
30,850	Nektar Therapeutics [1]	511,802
24,645	Novartis AG – ADR	2,143,129
		4,932,795
Professional Services: 1.4%
22,950	IHS Markit Ltd.	1,801,805

Road & Rail: 2.9%
11,190	Old Dominion Freight Line, Inc.	2,024,495
9,175	Union Pacific Corp.	1,806,282
		3,830,777
Semiconductors & Semiconductor Equipment: 6.4%
33,245	Advanced Micro Devices, Inc. [1]	2,725,757
17,455	Analog Devices, Inc.	2,037,697
40,815	Applied Materials, Inc.	2,426,452
4,665	Monolithic Power Systems, Inc.	1,304,381
		8,494,287
Software: 5.8%
29,950	Microsoft Corp.	6,299,383
12,890	Zendesk, Inc. [1]	1,326,639
		7,626,022
Specialty Retail: 4.1%
12,035	The Home Depot, Inc.	3,342,240
22,050	Ross Stores, Inc.	2,057,706
		5,399,946
Total Common Stocks
(Cost $59,071,915)		89,892,263

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Shares		Value
Convertible Preferred Stocks: 1.0%

Commercial Services & Supplies: 0.2%
4,400	GFL Environmental, Inc., 6.000%	$234,564

Road & Rail: 0.8%
10,000	Daseke, Inc., 7.625% [5]	1,072,553

Total Convertible Preferred Stocks
(Cost $1,220,000)		1,307,117

Principal
Amount
Bonds: 29.7%
Corporate Bonds: 24.0%

Aerospace & Defense: 1.1%
	ADS Tactical, Inc.
$1,404,000	9.000%, 07/31/2023 [2,5]	1,404,708

Air Freight & Logistics: 0.5%
	Cargo Aircraft Management, Inc.
124,000	4.750%, 02/01/2028	125,531
	XPO Logistics, Inc.
500,000	6.250%, 05/01/2025	535,245
		660,776
Airlines: 0.3%
	American Airlines 2012-2
	Class C Pass Through Trust
500,000	4.700%, 06/03/2021	415,257

Auto Components: 0.8%
	American Axle & Manufacturing, Inc.
100,000	6.250%, 04/01/2025	98,970
400,000	6.250%, 03/15/2026	388,120
	The Goodyear Tire & Rubber Co.
500,000	9.500%, 05/31/2025	543,438
		1,030,528
Automobiles: 0.5%
	Ford Motor Co.
500,000	9.625%, 04/22/2030	646,427

Building Products: 0.6%
	Patrick Industries, Inc.
500,000	7.500%, 10/15/2027	543,750
	PGT Innovations, Inc.
250,000	6.750%, 08/01/2026	267,140
		810,890
Capital Markets: 1.4%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024	1,051,145
	Oppenheimer Holdings, Inc.
750,000	5.500%, 10/01/2025	751,125
		1,802,270
Chemicals: 1.1%
	Consolidated Energy Finance SA
1,000,000	4.000% (3 Month LIBOR
	USD + 3.750%), 06/15/2022 [3]	943,330
	Olin Corp.
250,000	9.500%, 06/01/2025	291,713
250,000	5.625%, 08/01/2029	245,936
		1,480,979
Commercial Services & Supplies: 1.6%
	Advanced Disposal Services, Inc.
250,000	5.625%, 11/15/2024	258,724
	GFL Environmental, Inc.
220,000	5.125%, 12/15/2026	227,469
270,000	8.500%, 05/01/2027	293,456
	Quad/Graphics, Inc.
460,000	7.000%, 05/01/2022	406,417
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	248,750
676,000	7.000%, 02/15/2022	683,446
		2,118,262
Computers & Peripherals: 0.5%
	NCR Corp.
450,000	5.750%, 09/01/2027	471,496
250,000	5.000%, 10/01/2028	250,669
		722,165
Construction & Engineering: 1.2%
	Michael Baker International LLC
700,000	8.750%, 03/01/2023	700,000
	Tutor Perini Corp.
1,000,000	6.875%, 05/01/2025	921,875
		1,621,875
Construction Materials: 0.6%
	Cemex SAB de CV
250,000	7.375%, 06/05/2027	270,474
	US Concrete, Inc.
500,000	5.125%, 03/01/2029	502,812
		773,286
Distributors: 0.1%
	American Builders &
	Contractors Supply Co., Inc.
139,000	4.000%, 01/15/2028	141,494

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
Equity Real Estate Investment Trusts – REITS: 0.5%
	HAT Holdings I LLC /
	HAT Holdings II LLC
$500,000	5.250%, 07/15/2024 [3]	$522,025
	SL Green Operating Partnership L.P.
150,000	1.260% (3 Month LIBOR
	USD + 0.980%), 08/16/2021 [3]	148,961
		670,986
Food & Staples Retailing: 0.5%
	KeHE Distributors LLC /
	KeHE Finance Corp.
640,000	8.625%, 10/15/2026 [3]	694,301

Health Care Providers & Services: 1.5%
	Centene Corp.
750,000	4.750%, 05/15/2022	759,750
	Cigna Corp.
500,000	0.896% (3 Month LIBOR
	USD + 0.650%), 09/17/2021 [3]	500,102
	Radiology Partners, Inc.
750,000	9.250%, 02/01/2028	781,875
		2,041,727
Hotels, Restaurants & Leisure: 0.4%
	Carnival Corp.
250,000	11.500%, 04/01/2023	280,525
	NCL Corp. Ltd.
250,000	12.250%, 05/15/2024	280,312
		560,837
Household Durables: 0.8%
	Mattamy Group Corp.
500,000	5.250%, 12/15/2027	515,312
	The New Home Co., Inc.
500,000	7.250%, 04/01/2022	498,008
		1,013,320
Industrial Conglomerates: 0.6%
	Icahn Enterprises L.P. / Icahn
	Enterprises Finance Corp.
750,000	6.250%, 02/01/2022	759,596

IT Services: 0.6%
	Alliance Data Systems Corp.
750,000	7.000%, 01/15/2026	747,731

Machinery: 1.0%
	Flowserve Corp.
250,000	4.000%, 11/15/2023	262,704
	Navistar International Corp.
750,000	6.625%, 11/01/2025	768,281
	Welbilt, Inc.
300,000	9.500%, 02/15/2024	308,063
		1,339,048
Media: 0.2%
	Meredith Corp.
300,000	6.875%, 02/01/2026	251,063

Metals & Mining: 1.0%
	Coeur Mining, Inc.
500,000	5.875%, 06/01/2024	500,573
	Hecla Mining Co.
500,000	7.250%, 02/15/2028	542,625
	Real Alloy Holding, Inc.
243,104	10.234%, (3 Month LIBOR
	USD + 10.000%) Cash or
	12.234% (3 Month LIBOR
	USD + 12.000%)
	PIK, 05/31/2023 [2,3,5]	243,104
		1,286,302
Mortgage Real Estate Investment Trusts – REITS: 0.4%
	Starwood Property Trust, Inc.
500,000	3.625%, 02/01/2021	501,463

Oil, Gas & Consumable Fuels: 1.4%
	Aker BP ASA
250,000	4.750%, 06/15/2024	257,115
	Calumet Specialty Products
	Partners L.P. / Calumet Finance Corp.
500,000	11.000%, 04/15/2025	453,745
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
450,000	7.750%, 02/01/2028	391,405
	Global Partners L.P. /
	GLP Finance Corp.
500,000	7.000%, 08/01/2027	511,033
	NGL Energy Partners L.P. /
	NGL Energy Finance Corp.
225,000	7.500%, 11/01/2023	150,469
100,000	6.125%, 03/01/2025	59,864
100,000	7.500%, 04/15/2026	62,938
		1,886,569
Paper & Forest Products: 0.2%
	Resolute Forest Products, Inc.
260,000	5.875%, 05/15/2023	253,798

Pharmaceuticals: 0.2%
	Bayer U.S. Finance II LLC
250,000	0.855% (3 Month LIBOR
	USD + 0.630%), 06/25/2021 [3]	250,515

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
Professional Services: 0.4%
	Korn Ferry
$500,000	4.625%, 12/15/2027	$507,500

Specialty Retail: 1.5%
	Caleres, Inc.
1,000,000	6.250%, 08/15/2023	920,000
	Ken Garff Automotive LLC
500,000	4.875%, 09/15/2028	493,125
	KGA Escrow LLC
500,000	7.500%, 08/15/2023	518,262
		1,931,387
Textiles, Apparel & Luxury Goods: 0.2%
	The William Carter Co.
250,000	5.500%, 05/15/2025	262,344

Thrifts & Mortgage Finance: 0.6%
	Nationstar Mortgage Holdings, Inc.
250,000	6.000%, 01/15/2027	255,270
	PennyMac Financial Services, Inc.
500,000	5.375%, 10/15/2025	506,875
		762,145
Trading Companies & Distributors: 1.4%
	Avation Capital SA
500,000	6.500%, 05/15/2021	340,562
	Fly Leasing Ltd.
500,000	6.375%, 10/15/2021	501,173
	Herc Holdings, Inc.
500,000	5.500%, 07/15/2027	518,263
	WESCO Distribution, Inc.
250,000	7.125%, 06/15/2025	272,656
250,000	7.250%, 06/15/2028	274,270
		1,906,924
Transportation Infrastructure: 0.3%
	Signature Aviation US Holdings, Inc.
500,000	4.000%, 03/01/2028	465,845

Total Corporate Bonds
(Cost $31,695,841)		31,722,318

Convertible Bonds: 5.3%

Airlines: 0.2%
	Southwest Airlines Co.
250,000	1.250%, 05/01/2025	327,500

Auto Components: 0.5%
	Horizon Global Corp.
980,000	2.750%, 07/01/2022	723,280

Construction & Engineering: 0.2%
	Tutor Perini Corp.
250,000	2.875%, 06/15/2021	249,219

Consumer Finance: 0.1%
	EZCORP, Inc.
250,000	2.375%, 05/01/2025	197,352

Electronic Equipment,
Instruments & Components: 0.2%
	OSI Systems, Inc.
230,000	1.250%, 09/01/2022	232,437

Energy Equipment & Services: 0.2%
	Newpark Resources, Inc.
241,000	4.000%, 12/01/2021	212,574

Health Care Equipment & Supplies: 0.1%
	CONMED Corp.
175,000	2.625%, 02/01/2024	196,795

Hotels, Restaurants & Leisure: 0.8%
	Carnival Corp.
425,000	5.750%, 04/01/2023	727,769
	NCL Corp. Ltd.
250,000	6.000%, 05/15/2024	366,941
		1,094,710
Internet & Direct Marketing Retail: 0.2%
	Etsy, Inc.
151,000	0.125%, 10/01/2026	237,149

IT Services: 0.3%
	Euronet Worldwide, Inc.
370,000	0.750%, 03/15/2049	355,894

Machinery: 0.6%
	Chart Industries, Inc.
240,000	1.000%, 11/15/2024	333,834
	The Middleby Corp.
500,000	1.000%, 09/01/2025	493,750
		827,584
Pharmaceuticals: 0.3%
	Jazz Investments I Ltd.
350,000	2.000%, 06/15/2026	410,476

Real Estate Management & Development: 0.3%
	Colliers International Group, Inc.
250,000	4.000%, 06/01/2025	353,437

Semiconductors & Semiconductor Equipment: 0.2%
	Cree, Inc.
165,000	0.875%, 09/01/2023	205,146

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
Software: 0.7%
	Altair Engineering, Inc.
$310,000	0.250%, 06/01/2024	$344,362
	Zendesk, Inc.
500,000	0.625%, 06/15/2025	595,634
		939,996
Thrifts & Mortgage Finance: 0.4%
	EZCORP, Inc.
550,000	2.875%, 07/01/2024	487,959

Total Convertible Bonds
(Cost $6,425,762)		7,051,508

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income
	Opportunity Fund II
642,000	8.000%, 12/31/2024
	(Cost$642,000
	Acquisitions Dates
	06/10/2016, 09/19/2016) [2,5,6]	477,290

Total Private Mortgage Backed Obligations
(Cost $642,000)		477,290

Total Bonds
(Cost $38,763,603)		39,251,116

Shares
Short-Term Investments: 1.5%

Money Market Funds: 1.5%
2,046,875	Federated Hermes U.S. Treasury
	Cash Reserves – Class I, 0.071% [4]	2,046,875
Total Money Market Funds
(Cost $2,046,875)		2,046,875
Total Short-Term Investments
(Cost $2,046,875)		2,046,875
Total Investments in Securities: 100.2%
(Cost $101,102,393)		132,497,371
Liabilities in Excess of Other Assets: (0.2)%		(272,585)
Total Net Assets: 100.0%		$132,224,786

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
PIK – Payment In Kind
USD – United States Dollar
[1]	Non-income producing security.
[2]	Security is fair valued under the supervision of the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (See Note 2.A.).
[3]	Variable rate security; rate shown is the rate in effect on September 30, 2020.
[4]	Annualized seven-day effective yield as of September 30, 2020.
[5]	All or a portion of this security is considered illiquid. As of September 30, 2020, the value of illiquid securities was $4,148,936 or 3.1% of net assets.
[6]	Security considered restricted. As of September 30, 2020, the value of the restricted securities was $447,290 or 0.4% of net assets.
[7]	Not a readily marketable security.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2020 to September 30, 2020, the Osterweis Emerging Opportunity Fund (the “Fund”) generated a total return of 65.71%, outperforming the Russell 2000 Growth Index (the “Russell”), which returned 39.93% over the same period. (Please see standardized performance in the table following this review.)

Market Review

Despite the economic slowdown triggered by Covid-19, the past six months have been a very favorable stretch for small cap stocks. The widespread adoption of social distancing substantially increased demand for virtual services that replaced in-person interactions (e-commerce, remote working, online meetings, etc.). Many of these technology providers were small cap companies that experienced rapid growth during the period, which caused their shares to rally sharply. Historically low Treasury yields also contributed to their strong performance, as equity valuations tend to move inversely to interest rates.

Portfolio Review

During the six months ending September 30, 2020, the Fund substantially outperformed the Russell, despite holding an average of 9% cash. Our cash position provides the flexibility to add new names rapidly when attractive opportunities present themselves.

Stock selection drove the vast majority our outperformance during the past two quarters. Six of the eight sectors we invested in posted positive relative returns versus the benchmark, and another generated positive absolute returns but lagged the index by a bit. Our top two sectors, consumer discretionary and communication services, each delivered triple digit returns during the period, and four others delivered returns in excess of 50%. Two of our top five performing stocks were consumer discretionary firms, and the other three were split between health care, industrials, and communication services.

On the downside, only financials delivered both negative absolute and relative returns. Two of our bottom five performers were from information technology. The other three were from health care and financials.

Sector allocation was also additive to performance. We were materially overweight consumer discretionary firms, the best performing sector in the Russell. In addition, we were underweight health care and utilities, both of which lagged the return of the index.

Outlook & Portfolio Positioning

Looking ahead, we expect the coronavirus will be with us for the near term, so we remain invested in technology companies that are well-positioned to benefit from its tailwinds. At the same time, we feel much of the pandemic-related price appreciation has already been achieved, so we have been rotating into firms that we feel were oversold during the correction in March. In our view, the market misjudged how Covid-19 would impact their growth, and we have been investing in firms we feel are likely to prosper despite the challenges of social distancing.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional Funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2020

	Six Months				Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	65.71%	51.23%	24.79%	19.23%	18.47%
Russell 2000 Growth Index	39.93	15.71	8.18	11.42	11.92
Gross/Net Expense Ratio as of 3/31/2020: 1.27%/1.16% 1
[1]
As of most recent Prospectus dated June 30, 2020.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2021.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Performance prior to December 1, 2016 is that of another investment vehicle (the “Predecessor Fund”) before the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. The Predecessor Fund’s performance shown includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Growth of $10K (Inception to 9/30/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Top Ten Equity Holdings (% of Net Assets)
Five9, Inc.	4.7%
Enphase Energy, Inc.	4.6
Fiverr International Ltd.	4.4
Inphi Corp.	4.0
Kornit Digital Ltd.	3.7
FirstService Corp.	3.7
Etsy, Inc.	3.6
Bandwidth, Inc. – Class A	3.6
Aaron’s, Inc.	3.5
Chegg, Inc.	3.1
Total	38.9%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at September 30, 2020 (Unaudited)

Shares		Value
Common Stocks: 88.7%

Aerospace & Defense: 4.2%
29,070	Axon Enterprise, Inc. [1]	$2,636,649
184,385	Kratos Defense & Security
	Solutions, Inc. [1]	3,554,943
		6,191,592
Biotechnology: 8.7%
37,200	Deciphera Pharmaceuticals, Inc. [1]	1,908,360
104,321	Iovance Biotherapeutics, Inc. [1]	3,434,247
88,885	Rocket Pharmaceuticals, Inc. [1]	2,031,911
40,265	Turning Point Therapeutics, Inc. [1]	3,517,551
54,845	uniQure NV [1]	2,019,941
		12,912,010
Diversified Consumer Services: 3.1%
64,690	Chegg, Inc. [1]	4,621,454

Diversified Telecommunication Services: 3.6%
30,805	Bandwidth, Inc. – Class A [1]	5,377,629

Food Products: 0.9%
8,070	Beyond Meat, Inc. [1]	1,340,104

Health Care Equipment & Supplies: 5.7%
86,445	Axonics Modulation
	Technologies, Inc. [1]	4,412,153
17,060	Insulet Corp. [1]	4,036,225
		8,448,378
Health Care Providers & Services: 3.6%
15,635	Guardant Health, Inc. [1]	1,747,680
123,330	Progyny, Inc. [1]	3,629,602
		5,377,282
Health Care Technology: 1.4%
50,915	Tabula Rasa HealthCare, Inc. [1]	2,075,805

Hotels, Restaurants & Leisure: 3.4%
18,570	Planet Fitness, Inc. – Class A [1]	1,144,283
28,410	Wingstop, Inc.	3,882,227
		5,026,510
Household Durables: 0.9%
7,656	Cavco Industries, Inc. [1]	1,380,453

Insurance: 1.4%
27,070	eHealth, Inc. [1]	2,138,530

Interactive Media & Services: 0.6%
21,365	EverQuote, Inc. – Class A [1]	825,544

Internet & Direct Marketing Retail: 8.0%
44,280	Etsy, Inc. [1]	5,385,776
46,710	Fiverr International Ltd. [1]	6,491,756
		11,877,532
Life Sciences Tools & Services: 2.6%
15,505	Bio-Techne Corp.	3,841,054

Machinery: 3.7%
85,840	Kornit Digital Ltd. [1]	5,568,441

Pharmaceuticals: 3.6%
14,975	MyoKardia, Inc. [1]	2,041,542
129,405	Revance Therapeutics, Inc. [1]	3,253,241
		5,294,783
Real Estate Management & Development: 3.7%
42,195	FirstService Corp.	5,565,099

Semiconductors & Semiconductor Equipment: 12.5%
86,485	Brooks Automation, Inc.	4,000,796
83,150	Enphase Energy, Inc. [1]	6,867,358
52,875	Inphi Corp. [1]	5,935,219
16,300	MKS Instruments, Inc.	1,780,449
		18,583,822
Software: 9.3%
5,615	Alteryx, Inc. – Class A [1]	637,583
27,945	Avalara, Inc. [1]	3,558,516
21,330	Everbridge, Inc. [1]	2,681,821
53,675	Five9, Inc. [1]	6,960,574
		13,838,494
Specialty Retail: 5.6%
91,810	Aaron’s, Inc.	5,201,036
42,050	Floor & Decor Holdings, Inc. [1]	3,145,340
		8,346,376
Thrifts & Mortgage Finance: 2.2%
168,085	Meta Financial Group, Inc.	3,230,594

Total Common Stocks
(Cost $96,051,282)		131,861,486

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Shares	Value
Short-Term Investments: 11.9%

Money Market Funds: 11.9%
17,623,033	Federated Hermes U.S.
Treasury Cash Reserves –
Class I, 0.015% [2]	$17,623,033
Total Money Market Funds
(Cost $17,623,033)	17,623,033
Total Short-Term Investments
(Cost $17,623,033)	17,623,033
Total Investments in Securities: 100.6%
(Cost $113,674,315)	149,484,519
Liabilities in Excess of Other Assets: (0.6)%	(844,006)
Total Net Assets: 100.0%	$148,640,513

[1]	Non-income producing security.
[2]	Annualized seven-day effective yield as of September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2020, the Osterweis Total Return Fund (the “Fund”) generated a total return of 4.34%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 3.53% over the same period. (Please see standardized performance in the table following this review.)

Market Review

During the first fiscal quarter, investment grade (“IG”) fixed income experienced a strong recovery following the deep selloff in March. Unprecedented support from both the Federal Reserve (the “Fed”) and Congress reversed investor sentiment and restored market confidence. IG spreads tightened considerably, nearly approaching pre-pandemic levels. Corporate spreads fell the most, followed by mortgages. Markets continued to normalize during the second fiscal quarter as both corporate and mortgage spreads continued to tighten. Throughout the period, the Fed kept short rates near zero, and 10-year Treasury yields hovered near 70 basis points, an all-time low.

Portfolio Review

During the first fiscal quarter, the Fund outperformed the BC Agg, as it was underweight Treasuries, which lagged both corporates and MBS. Additionally, the Fund realized significant outperformance versus the mortgage portion of the index due to security selection. Our corporate position, which also provided a significant portion of our return, oscillated between index weighting to slightly overweight throughout the quarter.

During the second fiscal quarter, the Fund again outperformed the BC Agg primarily due to security selection within corporates and MBS. Additionally, the Fund was slightly overweight corporates and substantially underweight Treasuries, which also boosted its relative performance.

Outlook & Portfolio Positioning

With Treasury yields near historic lows, we feel corporate bonds and mortgages continue to offer significantly more value. Given the current economic backdrop, it is more important than ever to be judicious about which securities we select, as it is important to identify subsectors and individual companies within those sectors that will outperform. We have shortened our duration profile and are back to our longer-term norms. If the Fed has any success in stoking inflation, we would reduce our duration profile further, perhaps to zero. We have pared our holdings in bonds with greater than seven years to maturity and will continue to be defensive in our interest rate exposure.

____________________

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

Total Return Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2020

	Six Months			Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	(December 30, 2016)
Osterweis Total Return Fund	4.34%	4.64%	3.91%	4.38%
Bloomberg Barclays U.S. Aggregate Bond Index	3.53	6.98	5.24	5.03
Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index	1.04	3.44	2.76	2.49
ICE BofAML 3-Month Treasury Bill Index	0.06	1.10	1.69	1.50
Gross/Net Expense Ratio as of 3/31/2020: 0.67%/0.67% 1
[1]
As of most recent Prospectus dated June 30, 2020.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2021.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2020)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets)

Top Ten Debt Holdings (% of Net Assets)
Federal National Mortgage Association &
Federal Home Loan Mortgage Corporation
30 Year Fixed Rate TBA, Series FNCL 2 10/20, 2.000%
18.9%
Federal National Mortgage Association &
Federal Home Loan Mortgage Corporation
30 Year Fixed Rate TBA, Series Pool FNCL 3 10/20, 3.000%
8.2
Federal National Mortgage Association &
Federal Home Loan Mortgage Corporation
15 Year Fixed Rate TBA, Series FNCI 2 10/20, 2.000%
2.7
Federal National Mortgage Association &
Federal Home Loan Mortgage Corporation
15 Year Fixed Rate TBA, Series FNCI 1.5 10/20, 1.500%
2.7
Federal National Mortgage Association Pool, Series FN AS6520, 3.500%
1.2
Federal National Mortgage Association Pool, Series FN AS5460, 3.500%
1.2
CF Hippolyta LLC 2020-1, Series SORT 2020-1 A1, 1.690%
1.1
Federal National Mortgage Association Pool, Series FN MA3101, 4.500%
1.1
United States Treasury Note/Bond, 1.375%	1.1
T-Mobile USA, Inc., 2.050%	1.1
Total	39.3%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at September 30, 2020 (Unaudited)

Principal
Amount		Value
Bonds: 95.6%
Corporate Bonds: 36.5%

Aerospace & Defense: 1.1%
	The Boeing Co.
$1,000,000	5.150%, 05/01/2030	$1,126,968
	Textron, Inc.
1,000,000	2.450%, 03/15/2031	996,878
		2,123,846
Air Freight & Logistics: 0.3%
	American Airlines 2019-1
	Class B Pass Through Trust
939,929	3.850%, 02/15/2028	625,129

Airlines: 0.5%
	Air Canada 2020-2
	Class A Pass Through Trust
1,000,000	5.250%, 04/01/2029	1,027,519

Automobiles: 1.7%
	General Motors Co.
1,000,000	6.125%, 10/01/2025	1,163,413
	General Motors Financial Co., Inc.
2,000,000	1.700%, 08/18/2023	2,006,401
		3,169,814
Banks: 6.2%
	Banco Bilbao Vizcaya Argentaria SA
600,000	0.875%, 09/18/2023	600,119
	Bank of America Corp.
1,500,000	0.981% (SOFR + 0.910%),
	09/25/2025 [1]	1,500,824
1,500,000	4.250%, 10/22/2026	1,739,246
	HSBC Holdings PLC
1,000,000	2.013% (SOFR + 1.732%),
	09/22/2028 [1]	992,218
	JPMorgan Chase & Co.
1,000,000	3.738% (3 Month LIBOR
	USD + 3.470%), 10/30/2020 [1,6]	961,000
1,900,000	3.545% (3 Month LIBOR
	USD + 3.320%), 01/01/2021 [1,6]	1,761,823
1,000,000	2.956% (SOFR + 2.515%),
	05/13/2031 [1]	1,075,612
	Mitsubishi UFJ Financial Group, Inc.
2,000,000	1.412%, 07/17/2025	2,031,271
	Natwest Group PLC
250,000	3.754% (5 Year CMT
	Rate + 2.100%), 11/01/2029 [1]	258,603
1,000,000	3.032% (5 Year CMT
	Rate + 2.350%), 11/28/2035 [1]	961,830
		11,882,546
Beverages: 1.7%
	Anheuser-Busch Cos LLC / Anheuser-
	Busch InBev Worldwide, Inc.
1,000,000	4.900%, 02/01/2046	1,236,841
	The Coca-Cola Co.
2,000,000	1.000%, 03/15/2028	2,000,384
		3,237,225
Biotechnology: 0.8%
	Amgen, Inc.
1,000,000	3.150%, 02/21/2040	1,069,210
	Gilead Sciences, Inc.
500,000	2.600%, 10/01/2040	498,338
		1,567,548
Capital Markets: 2.1%
	Blackstone Holdings Finance Co. LLC
1,005,000	2.500%, 01/10/2030	1,082,679
	Morgan Stanley
1,000,000	4.350%, 09/08/2026	1,158,422
	Pine Street Trust II
500,000	5.568%, 02/15/2049	617,898
	State Street Corp.
1,000,000	3.031% (SOFR + 1.490%),
	11/01/2034 [1]	1,092,208
		3,951,207
Computers & Peripherals: 1.7%
	Apple, Inc.
1,000,000	3.750%, 11/13/2047	1,232,886
	Hewlett Packard Enterprise Co.
2,000,000	1.450%, 04/01/2024	2,024,603
		3,257,489
Diversified Financial Services: 1.1%
	Aviation Capital Group LLC
1,200,000	0.938% (3 Month LIBOR
	USD + 0.670%), 07/30/2021 [1]	1,168,333
	Equitable Holdings, Inc.
1,000,000	4.950% (5 Year CMT
	Rate + 4.736%), 09/15/2025 [1,6]	1,022,500
		2,190,833
Diversified Telecommunication Services: 2.5%
	AT&T, Inc.
2,000,000	1.650%, 02/01/2028	2,008,509
1,000,000	3.500%, 06/01/2041	1,055,256
	Verizon Communications, Inc.
1,000,000	4.329%, 09/21/2028	1,214,173
500,000	1.500%, 09/18/2030	499,475
		4,777,413

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
Electric Utilities: 1.6%
	Duke Energy Corp.
$2,000,000	0.900%, 09/15/2025	$2,001,712
	The Southern Co.
1,000,000	4.000% (5 Year CMT
	Rate + 3.733%), 01/15/2051 [1]	1,004,487
		3,006,199
Equity Real Estate Investment Trusts – REITS: 0.8%
	ERP Operating L.P.
500,000	2.500%, 02/15/2030	531,811
	Prologis L.P.
1,000,000	1.250%, 10/15/2030	980,149
		1,511,960
Food Products: 1.0%
	Mars, Inc.
2,000,000	0.875%, 07/16/2026	1,991,417

Household Products: 0.6%
	Kimberly-Clark Corp.
1,000,000	3.100%, 03/26/2030	1,149,502

Insurance: 1.4%
	Belrose Funding Trust
1,000,000	2.330%, 08/15/2030	990,425
	Metropolitan Life Global Funding I
500,000	3.600%, 01/11/2024	547,824
	New York Life Insurance Co.
1,000,000	3.750%, 05/15/2050	1,132,617
		2,670,866
Interactive Media & Services: 0.3%
	Alphabet, Inc.
500,000	0.800%, 08/15/2027	498,683

Internet & Direct Marketing Retail: 0.5%
	Amazon.com, Inc.
1,000,000	2.500%, 06/03/2050	1,026,386

Media: 0.7%
	Comcast Corp.
1,250,000	1.500%, 02/15/2031	1,241,260

Multiline Retail: 0.6%
	Target Corp.
1,000,000	2.650%, 09/15/2030	1,119,456

Multi-Utilities: 1.0%
	DTE Energy Co.
2,000,000	1.050%, 06/01/2025	2,002,073

Oil, Gas & Consumable Fuels: 1.6%
	Enterprise Products Operating LLC
1,400,000	2.800%, 01/31/2030	1,493,837
500,000	3.200%, 02/15/2052	465,161
	Total Capital International SA
1,000,000	3.127%, 05/29/2050	1,042,873
		3,001,871
Personal Products: 0.5%
	The Estee Lauder Cos., Inc.
885,000	2.600%, 04/15/2030	968,070

Pharmaceuticals: 2.1%
	Allergan Finance LLC
1,000,000	3.250%, 10/01/2022	1,025,438
	AstraZeneca PLC
2,000,000	0.700%, 04/08/2026 [6]	1,978,127
	Royalty Pharma PLC
1,000,000	0.750%, 09/02/2023	998,882
		4,002,447
Semiconductors & Semiconductor Equipment: 0.1%
	Texas Instruments, Inc.
250,000	1.750%, 05/04/2030	258,648

Specialty Retail: 1.3%
	Advance Auto Parts, Inc.
500,000	1.750%, 10/01/2027	499,333
	AutoZone, Inc.
1,500,000	1.650%, 01/15/2031	1,471,270
	O’Reilly Automotive, Inc.
500,000	1.750%, 03/15/2031	495,377
		2,465,980
Tobacco: 1.1%
	BAT International Finance PLC
2,000,000	1.668%, 03/25/2026	2,009,382

Trading Companies & Distributors: 0.5%
	Aviation Capital Group LLC
1,000,000	5.500%, 12/15/2024 [6]	1,032,681

Wireless Telecommunication Services: 1.1%
	T-Mobile USA, Inc.
2,000,000	2.050%, 02/15/2028	2,050,140

Total Corporate Bonds
(Cost $68,487,281)		69,817,590

Asset Backed Securities: 4.5%
	CF Hippolyta LLC 2020-1
	Series SORT 2020-1 A1
2,164,000	1.690%, 07/15/2060	2,194,609
	Citibank Credit Card Issuance Trust
100,000	2.880%, 01/23/2023	100,816

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
	Credit Acceptance Auto
	Loan Trust 2017-2
$536,724	3.020%, 04/15/2026	$537,341
	Ford Credit Floorplan Master
	Owner Trust A-1
1,000,000	0.700%, 09/15/2025	1,004,394
	GM Financial Automobile
	Leasing Trust 2019-3
447,096	0.426% (1 Month LIBOR
	USD + 0.270%), 10/20/2021 [1]	447,230
	GMF Floorplan Owner
	Revolving Trust 2020-1
500,000	0.680%, 08/15/2025	501,874
	Verizon Owner Trust 2019-C
1,000,000	2.160%, 04/22/2024	1,032,861
	Verizon Owner Trust 2020-B
1,500,000	0.680%, 02/20/2025	1,502,398
	Westlake Automobile
	Receivables Trust 2018-2
1,360,068	3.500%, 01/16/2024	1,369,192
		8,690,715
Total Asset Backed Securities
(Cost $8,645,968)		8,690,715

Mortgage Backed Securities: 52.4%

	Federal Home Loan Mortgage
	Corporation REMICS: 4.1%
	Series FHR 2512 SI
740,604	7.348% (1 Month LIBOR
	USD + 7.500%), 04/15/2024 [1,2,8]	58,214
	Series FHR 4016 AI
827,157	3.000%, 09/15/2025 [2]	2,756
	Series FHR 4048 IK
4,199,800	3.000%, 05/15/2027 [2]	250,530
	Series FHR 4093 DS
7,876,228	6.148% (1 Month LIBOR
	USD + 6.300%), 08/15/2027 [1,2,8]	1,020,853
	Series FHR 4216 EI
4,403,987	3.000%, 06/15/2028 [2]	320,638
	Series FHR 4360 BI
2,462,458	2.500%, 11/15/2028 [2]	115,615
	Series FHR 4341 MI
2,074,478	4.000%, 11/15/2031 [2]	197,512
	Series FHR 4093 IB
2,783,171	4.000%, 08/15/2032 [2]	329,472
	Series FHR 4114 MI
3,282,253	3.500%, 10/15/2032 [2]	339,456
	Series FHR 4170 IU
4,988,917	3.000%, 02/15/2033 [2]	414,827
	Series FHR 3171 OJ
974,139	N/A%, 06/15/2036 [3,7]	840,748
	Series FHR 3824 LS
801,701	6.948% (1 Month LIBOR
	USD + 7.100%), 08/15/2036 [1,2,8]	193,091
	Series FHR 3236 KF
96,236	0.452% (1 Month LIBOR
	USD + 0.300%), 11/15/2036 [1]	96,846
	Series FHR 3339 JS
49,354	41.845% (1 Month LIBOR
	USD + 42.835%), 07/15/2037 [1,8]	112,130
	Series FHR 3380 FM
220,262	0.742% (1 Month LIBOR
	USD + 0.590%), 10/15/2037 [1]	223,103
	Series FHR 4121 IM
2,919,279	4.000%, 10/15/2039 [2]	137,174
	Series FHR 3721 FB
185,232	0.652% (1 Month LIBOR
	USD + 0.500%), 09/15/2040 [1]	187,210
	Series FHR 4105 LS
6,720,449	5.998% (1 Month LIBOR
	USD + 6.150%), 08/15/2041 [1,8]	742,572
	Series FHR 3933 QS
2,826,558	5.898% (1 Month LIBOR
	USD + 6.050%), 10/15/2041 [1,2,8]	490,337
	Series FHR 4340 US
2,326,928	6.448% (1 Month LIBOR
	USD + 6.600%), 05/15/2042 [1,2,8]	453,684
	Series FHR 4076 LF
334,623	0.452% (1 Month LIBOR
	USD + 0.300%), 07/15/2042 [1]	334,397
	Series FHR 4495 PI
485,375	4.000%, 09/15/2043 [2]	45,059
	Series FHR 4313 CS
4,143,617	5.898% (1 Month LIBOR
	USD + 6.050%), 03/15/2044 [1,2,8]	753,353
	Series FHR 4911 IH
2,811,899	4.000%, 04/15/2049 [2]	175,101
		7,834,678
	Federal Home Loan Mortgage
	Corporation Strips: 0.3%
	Series FHS 288 IO
2,265,578	3.000%, 10/15/2027 [2]	160,608
	Series FHS 272 F2
467,134	0.702% (1 Month LIBOR
	USD + 0.550%), 08/15/2042 [1]	476,100
		636,708

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
	Federal National Mortgage
	Association Interest Strips: 0.6%
	Pool FNS 419 C1
$5,195,370	2.500%, 09/25/2028 [2]	$325,892
	Pool FNS 419 C2
6,168,340	3.000%, 05/25/2029 [2]	422,198
	Pool FNS 421 C4
2,759,382	4.500%, 01/25/2030 [2]	270,018
	Pool FNS 421 C3
173,044	4.000%, 07/25/2030 [2]	15,971
	Pool FNS 387 7
527,376	5.500%, 04/25/2038 [2]	100,935
		1,135,014
	Federal National Mortgage
	Association Pool: 4.2%
	FN AL2519
1,142,629	4.500%, 07/01/2040	1,286,502
	FN AS5460
2,157,015	3.500%, 07/01/2045	2,300,032
	FN AS6520
2,185,991	3.500%, 01/01/2046	2,326,430
	FN MA3101
1,950,695	4.500%, 08/01/2047	2,128,063
		8,041,027
	Federal National Mortgage
	Association REMICS: 6.1%
	Series FNR 1996-45 SI
373,525	7.102% (1 Month LIBOR
	USD + 7.250%), 02/25/2024 [1,2,8]	36,332
	Series FNR 1997-65 SI
821,695	7.838% (1 Month LIBOR
	USD + 8.000%), 09/17/2027 [1,2,8]	138,202
	Series FNR 2012-139 DI
6,394,952	3.000%, 12/25/2027 [2]	346,266
	Series FNR 2013-29 BI
7,018,113	2.500%, 04/25/2028 [2]	424,205
	Series FNR 2015-34 AI
3,254,686	4.500%, 06/25/2030 [2]	113,391
	Series FNR 2010-119 PS
4,577,914	6.552% (1 Month LIBOR
	USD + 6.700%), 09/25/2030 [1,2,8]	679,503
	Series FNR 2016-8 CI
9,362,722	3.000%, 03/25/2031 [2]	736,608
	Series FNR 2013-51 PI
2,999,781	3.000%, 11/25/2032 [2]	260,938
	Series FNR 2014-81 TI
625,006	4.500%, 12/25/2034 [2]	65,324
	Series FNR 2016-24 IB
7,623,308	3.500%, 05/25/2036 [2]	709,455
	Series FNR 2007-2 FT
262,708	0.398% (1 Month LIBOR
	USD + 0.250%), 02/25/2037 [1]	263,898
	Series FNR 2016-78 CS
4,026,745	5.952% (1 Month LIBOR
	USD + 6.100%), 05/25/2039 [1,2,8]	794,476
	Series FNR 2012-82 PS
4,837,212	5.952% (1 Month LIBOR
	USD + 6.100%), 08/25/2041 [1,2,8]	553,281
	Series FNR 2011-100 S
6,889,965	6.302% (1 Month LIBOR
	USD + 6.450%), 10/25/2041 [1,2,8]	1,382,981
	Series FNR 2012-15 SW
6,074,785	5.802% (1 Month LIBOR
	USD + 5.950%), 03/25/2042 [1,2,8]	1,166,777
	Series FNR 2012-79 FM
212,275	0.598% (1 Month LIBOR
	USD + 0.450%), 07/25/2042 [1]	213,523
	Series FNR 2012-128 ST
2,014,881	6.002% (1 Month LIBOR
	USD + 6.150%), 11/25/2042 [1,2,8]	427,418
	Series FNR 2013-22 TO
872,862	N/A%, 03/25/2043 [3,7]	799,615
	Series FNR 2013-20 QS
8,378,464	6.002% (1 Month LIBOR
	USD + 6.150%), 03/25/2043 [1,2,8]	1,572,966
	Series FNR 2014-37 PI
1,324,477	5.500%, 06/25/2044 [2]	181,228
	Series FNR 2014-50 WS
781,690	6.052% (1 Month LIBOR
	USD + 6.200%), 08/25/2044 [1,2,8]	138,178
	Series FNR 2016-83 BS
573,902	5.952% (1 Month LIBOR
	USD + 6.100%), 11/25/2046 [1,2,8]	121,631
	Series FNR 2018-51 IO
838,444	6.500%, 07/25/2048 [2]	145,151
	Series FNR 2019-41 SB
2,276,356	5.902% (1 Month LIBOR
	USD + 6.050%), 08/25/2049 [1,2,8]	438,413
		11,709,760
	Federal National Mortgage
	Association & Federal Home
	Loan Mortgage Corporation
	15 Year Fixed Rate TBA: 5.4%
	FNCI 1.5 10/20
5,000,000	1.500%, 10/15/2035 [9]	5,116,406
	FNCI 2 10/20
5,000,000	2.000%, 04/25/2035 [9]	5,198,828
		10,315,234

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Principal
Amount		Value
	Federal National Mortgage
	Association & Federal Home Loan
	Mortgage Corporation 30 Year
	Fixed Rate TBA: 27.1%
	FNCL 2 10/20
$35,000,000	2.000%, 03/25/2050 [9]	$36,189,453
	FNCL 3 10/20
15,000,000	3.000%, 10/15/2050 [9]	15,714,551
		51,904,004
	Government National
	Mortgage Association: 1.4%
	Series GNR 2010-67 VI
269,941	5.000%, 05/20/2021 [2]	3,089
	Series GNR 2014-74 GI
357,577	4.000%, 05/16/2029 [2]	22,093
	Series GNR 2010-47 BX
419,508	6.398% (1 Month LIBOR
	USD + 6.550%), 08/16/2034 [1,2,8]	60,100
	Series GNR 2011-61 WS
4,754,068	6.314% (1 Month LIBOR
	USD + 6.470%), 02/20/2038 [1,2,8]	952,236
	Series GNR 2010-6 FG
179,008	0.752% (1 Month LIBOR
	USD + 0.600%), 01/16/2040 [1]	180,991
	Series GNR 2016-31 CS
6,574,551	6.094% (1 Month LIBOR
	USD + 6.250%), 07/20/2044 [1,2,8]	1,273,758
	Series GNR 2016-112 WI
8,544,285	2.618%, 03/20/2045 [2]	273,018
		2,765,285
	GS Mortgage-Backed
	Securities Corp Trust: 0.8%
	Series GSMBS 2020-PJ4 A2
1,500,000	3.000%, 01/25/2051	1,557,424

	JP Morgan Mortgage Trust : 1.1%
	Series JPMMT 2014-IVR3 3A1
895,191	2.537%, 09/25/2044 [2,8]	896,490
	Series JPMMT 2020-7 A3
1,067,920	3.000%, 01/25/2051 [2]	1,105,839
		2,002,329
	Wells Fargo Mortgage
	Backed Securities: 1.3%
	Series WFMBS 2020-3 A3
948,084	3.000%, 06/25/2050	972,167
	Series WFMBS 2020-4 A1
1,453,344	3.000%, 07/25/2050	1,507,387
		2,479,554
Total Mortgage Backed Securities
(Cost $101,934,608)		100,381,017

United States Government Securities: 2.2%

	United States Treasury Note/Bond
2,000,000	1.375%, 08/31/2026	2,118,750
2,000,000	0.500%, 06/30/2027	2,007,891
		4,126,641
Total United States Government Securities
(Cost $4,119,126)		4,126,641

Total Bonds
(Cost $183,186,983)		183,015,963

Short-Term Investments: 36.8%

United States Government Securities: 1.0%
	United States Treasury Bills
2,000,000	0.116%, 08/12/2021 [5,8,10]	1,998,294

Total United States Government Securities
(Cost $1,997,979)		1,998,294

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2020 (Unaudited) (Continued)

Shares	Value
Money Market Funds: 35.8%
68,620,302	Morgan Stanley Institutional
Liquidity Funds – Government
Portfolio, 0.020% [1,4]	$68,620,302
Total Money Market Funds
(Cost $68,620,302)	68,620,302
Total Short-Term Investments
(Cost $70,618,281)	70,618,596
Total Investments in Securities: 132.4%
(Cost $253,805,264)	253,634,559
Liabilities in Excess of Other Assets: (32.4)%	(62,078,933)
Total Net Assets: 100.0%	$191,555,626

CMT – Constant Maturity Treasury Rate
LIBOR – London Interbank Offered Rate
SOFR – Secured Overnight Financing Rate
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on September 30, 2020.
[2]	Interest only security.
[3]	Principal only security
[4]	Annualized seven-day effective yield as of September 30, 2020.
[5]	Rate represents the yield to maturity from purchase price.
[6]	Perpetual call date security. Date shown is next call date.
[7]	Zero coupon security.
[8]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a ceiling or floor.
[9]	Security purchased on a forward-commitment basis (“TBA Commitments”). As of September 30, 2020, the value of TBA Commitments was $62,219,238, or 32.5% of net assets (See Note 2.D.).
[10]
The security or a portion of this security has been deposited as initial margin on open futures contracts and another portion is designated as collateral for futures contracts.  As of September 30, 2020, the value of securities designated as collateral was $892,189, or 0.5% of net assets.

Schedule of Futures Contracts at September 30, 2020

The Fund had the following futures contracts outstanding with Credit Suisse.

Short Futures			Unrealized
Contracts	Number of	Notional	Appreciation	Notional
Outstanding	Contracts	Amount	(Depreciation)	Value
US 10 Year
Treasury
Note CBT
(12/2020)	(45)	$(6,267,331)	$(11,575)	$(6,278,906)
US Long
Bond CBT
(12/2020)	(60)	(10,625,970)	49,095	(10,576,875)
US 10 Year
Ultra Treasury
Future
(12/2020)	(85)	(13,596,469)	3,110	(13,593,359)
		$(30,489,770)	$40,630	$(30,449,140)

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2020 (Unaudited)

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost $86,249,873,
$4,482,783,127, $101,102,393, $113,674,315, and
$253,805,264, respectively)	$138,946,406	$4,478,057,955	$132,497,371	$149,484,519	$253,634,559
Cash	—	466,332	7,904	—	107,469
Receivables:
Investment securities sold	—	1,879,562	13,976	—	7,135,083
Fund shares sold	8,613	25,811,833	2,867	183,161	352,160
Dividends and interest	108,677	59,389,646	702,264	18,133	798,011
Variation margin receivable	—	—	—	—	157,222
Prepaid expenses	17,308	68,152	13,704	7,125	9,204
Total assets	139,081,004	4,565,673,480	133,238,086	149,692,938	262,193,708

LIABILITIES
Payables:
Investment securities purchased	—	6,218,430	862,371	894,681	70,332,742
Fund shares redeemed	—	1,579,036	—	12,648	39,561
Distributions to shareholders	—	—	—	—	35,068
Investment advisory fees, net	85,418	2,675,708	106,252	105,823	70,862
Variation margin payable	—	—	—	—	116,206
Administration fees	3,966	332,638	8,563	6,049	6,135
Custody fees	945	49,358	2,421	2,205	1,945
Fund accounting fees	1,769	105,037	8,740	3,915	6,087
Transfer agent fees	4,816	503,390	6,951	9,188	11,282
Trustee fees	3,557	21,391	3,582	3,402	3,590
Audit fees	13,587	13,587	12,334	11,081	11,081
Chief Compliance Officer fees	1,409	1,409	1,409	1,409	1,410
Other accrued expenses	114	65,591	677	2,024	2,113
Total Liabilities	115,581	11,565,575	1,013,300	1,052,425	70,638,082
NET ASSETS	$138,965,423	$4,554,107,905	$132,224,786	$148,640,513	$191,555,626

COMPUTATION OF NET ASSETS:
Net assets value (unlimited shares authorized)	$138,965,423	$4,554,107,905	$132,224,786	$148,640,513	$191,555,626
Shares (unlimited number of shares
authorized without par value)	7,304,513	416,939,142	8,231,731	8,569,291	18,349,888
Net assets value, offering, and
redemption price per share	$19.02	$10.92	$16.06	$17.35	$10.44

COMPONENTS OF NET ASSETS:
Paid-in capital	$78,074,501	$5,091,041,201	$96,293,779	$96,175,015	$188,325,463
Total distributable (accumulated) earnings (losses)	60,890,922	(536,933,296)	35,931,007	52,465,498	3,230,163
Net assets	$138,965,423	$4,554,107,905	$132,224,786	$148,640,513	$191,555,626

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Six Months Ended September 30, 2020 (Unaudited)

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Income:
Dividends
(net of $3,384, $—, $2,170, $1,898,
and $—, respectively, in foreign
withholding taxes and issuance fees)	$642,690	$2,389,032	$505,883	$66,266	$—
Interest	11,841	109,004,873	1,090,157	3,756	1,804,483
Other income	465	2,408	468	456	477
Total investment income	654,996	111,396,313	1,596,508	70,478	1,804,960

EXPENSES
Investment advisory fees	652,399	15,472,857	624,016	618,359	404,129
Administration fees	30,488	855,658	30,980	26,821	38,321
Fund accounting fees	17,352	252,780	25,003	16,160	31,750
Sub-transfer agent fees	15,185	1,639,767	11,125	24,921	43,292
Transfer agent fees	14,185	288,239	14,039	13,228	15,789
Audit fees	13,587	13,587	12,334	11,081	11,081
Registration fees	11,548	48,332	7,863	10,821	12,919
Trustee fees	8,611	46,620	8,589	8,428	9,043
Miscellaneous expense	5,365	46,856	5,129	4,634	4,347
Custody fees	3,754	114,926	8,132	4,520	7,719
Chief Compliance Officer fees	4,965	4,965	4,965	4,965	4,965
Legal fees	4,623	3,159	2,888	3,101	3,127
Reports to shareholders	2,812	109,794	2,283	1,185	2,238
Insurance expense	1,490	7,627	1,498	1,462	1,531
Futures commissions merchant interest expense	—	—	—	—	282
Total expenses	786,364	18,905,167	758,844	749,686	590,533
Fees (waived) recouped by the Adviser	(166,584)	—	—	(69,491)	—
Net expenses	619,780	18,905,167	758,844	680,195	590,533
Net investment income (loss)	35,216	92,491,146	837,664	(609,717)	1,214,427

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	3,906,879	(9,351,116)	3,652,303	19,437,737	5,745,023
Futures contracts	—	—	—	—	(104,666)
Change in net unrealized appreciation/depreciation on:
Investments	28,357,007	391,279,508	20,782,901	37,450,981	416,350
Futures contracts	—	—	—	—	38,203
Net realized and unrealized
gain (loss) on investments	32,263,886	381,928,392	24,435,204	56,888,718	6,094,910
Net increase (decrease) in net assets
resulting from operations	$32,299,102	$474,419,538	$25,272,868	$56,279,001	$7,309,337

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$35,216	$280,202
Net realized gain (loss) on investments and distributions	3,906,879	11,815,025
Change in net unrealized appreciation/depreciation of investments	28,357,007	(14,734,105)
Net increase (decrease) in net assets resulting from operations	32,299,102	(2,638,878)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(9,193,655)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	(4,177,073)	(5,854,597)
Total increase (decrease) in net assets	28,122,029	(17,687,130)

NET ASSETS
Beginning of period/year	110,843,394	128,530,524
End of period/year	$138,965,423	$110,843,394

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2020		Year Ended
	(Unaudited)		March 31, 2020
	Shares	Value	Shares	Value
Shares sold	320,485	$5,607,625	535,981	$9,270,100
Shares issued in reinvestment of distributions	—	—	498,900	8,650,926
Shares redeemed	(565,145)	(9,784,698)	(1,396,816)	(23,775,623)
Net increase (decrease)	(244,660)	$(4,177,073)	(361,935)	$(5,854,597)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$92,491,146	$229,154,527
Net realized gain (loss) on investments and distributions	(9,351,116)	(135,917,889)
Change in unrealized appreciation/depreciation on investments	391,279,508	(344,362,398)
Net increase (decrease) in net assets resulting from operations	474,419,538	(251,125,760)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(93,280,810)	(231,265,711)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	177,363,273	(1,063,367,677)
Total increase (decrease) in net assets	558,502,001	(1,545,759,148)

NET ASSETS
Beginning of period/year	3,995,605,904	5,541,365,052
End of period/year	$4,554,107,905	$3,995,605,904

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2020		Year Ended
	(Unaudited)		March 31, 2020
	Shares	Value	Shares	Value
Shares sold	66,343,769	$705,170,134	100,128,867	$1,093,483,662
Shares issued in reinvestment of distributions	7,539,700	81,074,567	18,814,566	203,284,360
Shares redeemed	(57,837,816)	(608,881,428)	(219,422,950)	(2,360,135,699)
Net increase (decrease)	16,045,653	$177,363,273	(100,479,517)	$(1,063,367,677)

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$837,664	$2,107,215
Net realized gain (loss) on investments and distributions	3,652,303	3,724,036
Change in net unrealized appreciation/depreciation of investments	20,782,901	(12,349,151)
Net increase (decrease) in net assets resulting from operations	25,272,868	(6,517,900)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(4,748,760)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	(3,051,793)	(10,438,787)
Total increase (decrease) in net assets	22,221,075	(21,705,447)

NET ASSETS
Beginning of period/year	110,003,711	131,709,158
End of period/year	$132,224,786	$110,003,711

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2020		Year Ended
	(Unaudited)		March 31, 2020
	Shares	Value	Shares	Value
Shares sold	171,387	$2,624,034	296,588	$4,452,109
Shares issued in reinvestment of distributions	—	—	235,941	3,550,910
Shares redeemed	(389,250)	(5,675,827)	(1,295,646)	(18,441,806)
Net increase (decrease)	(217,863)	$(3,051,793)	(763,117)	$(10,438,787)

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(609,717)	$(816,399)
Net realized gain (loss) on investments and distributions	19,437,737	4,759,738
Change in unrealized appreciation/depreciation on investments	37,450,981	(12,017,714)
Net increase in net assets resulting from operations	56,279,001	(8,074,375)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(6,684,032)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	2,141,814	7,965,134
Total increase (decrease) in net assets	58,420,815	(6,793,273)

NET ASSETS
Beginning of period/year	90,219,698	97,012,971
End of period/year	$148,640,513	$90,219,698

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2020		Year Ended
	(Unaudited)		March 31, 2020
	Shares	Value	Shares	Value
Shares sold	1,334,146	$20,646,931	1,623,096	$20,575,382
Shares issued in reinvestment of distributions	—	—	248,001	2,998,331
Shares redeemed	(1,376,100)	(18,505,117)	(1,300,840)	(15,608,579)
Net increase (decrease)	(41,954)	$2,141,814	570,257	$7,965,134

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2020	Year Ended
	(Unaudited)	March 31, 2020
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,214,427	$3,433,687
Net realized gain on investments and futures contracts	5,640,357	(651,242)
Change in net unrealized appreciation/depreciation on investments and futures contracts	454,553	(16,311)
Net increase in net assets resulting from operations	7,309,337	2,766,134

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,333,393)	(4,527,891)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares [1]	27,326,805	53,444,593
Total increase (decrease) in net assets	33,302,749	51,682,836

NET ASSETS
Beginning of period/year	158,252,877	106,570,041
End of period/year	$191,555,626	$158,252,877

[1]	A summary of share transactions is as follows:

	Six Months Ended
	September 30, 2020		Year Ended
	(Unaudited)		March 31, 2020
	Shares	Value	Shares	Value
Shares sold	5,178,849	$53,450,925	9,912,327	$101,153,293
Shares issued in reinvestment of distributions	74,600	773,903	190,028	1,937,926
Shares redeemed	(2,610,857)	(26,898,023)	(4,904,248)	(49,646,626)
Net increase (decrease)	2,642,592	$27,326,805	5,198,107	$53,444,593

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2020	Year Ended March 31,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period/year	$14.68	$16.25	$19.15	$26.07	$25.14	$34.90

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	—	0.04	0.08	0.09	0.06	0.09
Net realized and unrealized
gain (loss) on investments	4.34	(0.31)	1.24	1.67	2.70	(4.10)
Total from investment operations	4.34	(0.27)	1.32	1.76	2.76	(4.01)

LESS DISTRIBUTIONS:
From net investment income	—	(0.07)	(0.76)	(1.49)	(0.29)	(0.15)
From net realized gain	—	(1.23)	(3.46)	(7.19)	(1.54)	(5.60)
Total distributions	—	(1.30)	(4.22)	(8.68)	(1.83)	(5.75)
Net asset value, end of period/year	$19.02	$14.68	$16.25	$19.15	$26.07	$25.14
Total return	29.56%[2]	(2.88)%	9.86%	5.94%	11.33%	(11.35)%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$139.0	$110.8	$128.5	$161.8	$244.3	$717.4
Portfolio turnover rate	20%[2]	35%	43%	47%	50%	20%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.21%[3]	1.19%	1.17%	1.14%	1.11%	1.02%
After fees/expenses waived or recouped	0.95%[3]	0.95%	0.95%	1.12%[4]	1.11%	1.02%

RATIOS OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.20)%[3]	(0.02)%	0.21%	0.36%	0.25%	0.31%
After fees/expenses waived or recouped	0.05%[3]	0.22%	0.43%	0.38%[4]	0.25%	0.31%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	Annualized.
[4]
Effective January 1, 2018 the Adviser agreed to contractually limit expenses for the Fund to not exceed 0.95% of average net assets. Prior to January 1, 2018, Fund expenses were not subject to an expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2020	Year Ended March 31,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period/year	$9.97	$11.05	$11.27	$11.26	$10.57	$11.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.23	0.47	0.50	0.51	0.57	0.60
Net realized and unrealized
gain (loss) on investments	0.95	(1.06)	(0.21)	0.00 [2]	0.69	(0.87)
Total from investment operations	1.18	(0.59)	0.29	0.51	1.26	(0.27)

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.49)	(0.51)	(0.50)	(0.57)	(0.62)
Total distributions	(0.23)	(0.49)	(0.51)	(0.50)	(0.57)	(0.62)
Net asset value, end of period/year	$10.92	$9.97	$11.05	$11.27	$11.26	$10.57
Total return	11.88%[3]	(5.63)%	2.67%	4.64%	12.18%	(2.39)%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$4,554.1	$3,995.6	$5,541.4	$6,058.0	$5,414.0	$4,766.9
Portfolio turnover rate	27%[3]	40%	46%	53%	37%	31%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.88%[4]	0.86%	0.84%	0.84%	0.84%	0.82%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	4.32%[4]	4.32%	4.52%	4.49%	5.17%	5.42%

[1]	Calculated based on average shares outstanding during the period.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2020	Year Ended March 31,
	(Unaudited)	2020	2019	2018	2017	2016
Net asset value, beginning of period/year	$13.02	$14.30	$14.87	$14.77	$13.32	$15.34

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.10	0.23	0.28	0.39	0.43	0.37
Net realized and unrealized
gain (loss) on investments	2.94	(0.96)	0.44	0.49	1.53	(1.82)
Total from investment operations	3.04	(0.73)	0.72	0.88	1.96	(1.45)

LESS DISTRIBUTIONS:
From net investment income	—	(0.18)	(0.37)	(0.50)	(0.51)	(0.39)
From net realized gain	—	(0.37)	(0.92)	(0.28)	—	(0.18)
Total distributions	—	(0.55)	(1.29)	(0.78)	(0.51)	(0.57)
Net asset value, end of period/year	$16.06	$13.02	$14.30	$14.87	$14.77	$13.32
Total return	23.35%[2]	(5.67)%	5.69%	5.86%	14.91%	(9.40)%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$132.2	$110.0	$131.7	$178.9	$196.4	$276.5
Portfolio turnover rate	29%[2]	51%	47%	55%	53%	44%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.21%[3]	1.20%	1.19%	1.15%	1.15%	1.13%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	1.34%[3]	1.57%	1.91%	2.56%	3.06%	2.56%

[1]	Calculated based on average shares outstanding during the period.
[2]	Not Annualized.
[3]	Annualized.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended				Period from
	September 30,				November 30, 2016
	2020	Year Ended March 31,			through
	(Unaudited)	2020	2019	2018	March 31, 2017 [1]
Net asset value, beginning of period/year	$10.48	$12.06	$11.73	$10.62	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	(0.07)	(0.10)	(0.11)	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments	7.72	(0.70)	1.25	3.26	0.67
Total from investment operations	7.65	(0.80)	1.14	3.14	0.62

LESS DISTRIBUTIONS:
From net realized gain	(0.78)	(0.78)	(0.81)	(2.03)	—
Total distributions	(0.78)	(0.78)	(0.81)	(2.03)	—
Net asset value, end of period/year	$17.35	$10.48	$12.06	$11.73	$10.62
Total return	65.71%[3]	(7.60)%	11.12%	31.21%	6.30%[3]

SUPPLEMENTAL DATA:
Net asset value, end of period/year (millions)	$148.6	$90.2	$97.0	$63.4	$43.8
Portfolio turnover rate	54%[3]	213%	215%	208%	62%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.21%[4]	1.24%	1.22%	1.29%	1.60%[4]
After fees/expenses waived or recouped	1.10%[4]	1.13%[6]	1.25%[5]	1.27%[5]	1.50%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(1.10)%[4]	(0.88)%	(0.88)%	(1.04)%	(1.48)%[4]
After fees/expenses waived or recouped	(0.99)%[4]	(0.77)%[6]	(0.91)%[5]	(1.02)%[5]	(1.38)%[4]

[1]	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.
[5]
Effective June 30, 2017 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.25% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.50% of average net assets.

[6]
Effective June 30, 2019 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.10% of average net assets. Prior to June 30, 2017, Fund expenses were limited to 1.25% of average net assets.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended				Period from
	September 30,				December 30, 2016
	2020	Year Ended March 31,			through
	(Unaudited)	2020	2019	2018	March 31, 2017 [1]
Net asset value, beginning of period/year	$10.08	$10.14	$9.93	$10.23	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [2]	0.07	0.26	0.33	0.35	0.04
Net realized and unrealized gain (loss) on investments	0.37	0.01	0.23	(0.26)	0.22
Total from investment operations	0.44	0.27	0.56	0.09	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.28)	(0.34)	(0.35)	(0.03)
From net realized gain	—	(0.05)	(0.01)	(0.04)	—
Total distributions	(0.08)	(0.33)	(0.35)	(0.39)	(0.03)
Net asset value, end of period/year	$10.44	$10.08	$10.14	$9.93	$10.23
Total return	4.34%[3]	2.74%	5.78%	0.89%	2.65%[3]

SUPPLEMENTAL DATA:
Net asset value, end of period/year (millions)	$191.6	$158.3	$106.6	$102.2	$46.8
Portfolio turnover rate	299%[3]	214%	163%	138%	27%[3]

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.66%[4]	0.66%	0.67%	0.70%	2.55%[4]
After fees/expenses waived or recouped	0.66%[4]	0.66%	0.67%	0.75%	0.75%[4]

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.35%[4]	2.51%	3.27%	3.47%	(0.30)%[4]
After fees/expenses waived or recouped	1.35%[4]	2.51%	3.26%	3.42%	1.50%[4]

[1]	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016 to March 31, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited)

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC may be referred to individually or collectively as the “Adviser” or “Advisers” throughout this Report.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of September 30, 2020:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$135,772,174	$—	$—	$135,772,174
Short-Term Investments	3,174,232	—	—	3,174,232
Total Assets:	$138,946,406	$—	$—	$138,946,406

[1] See Schedule of Investments for industry breakouts.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1,2]	$—	$—	$156,899,838	$156,899,838
Convertible Preferred Stocks [1]	13,279,521	52,555,082	—	65,834,603
Corporate Bonds [1,2]	—	3,616,066,075	78,581,516	3,694,647,591
Convertible Bonds [1]	—	388,342,721	—	388,342,721
Private Mortgage-
Backed Obligations [1,2]	—	—	16,212,240	16,212,240
Short-Term Investments	156,120,962	—	—	156,120,962
Total Assets:	$169,400,483	$4,056,963,878	$251,693,594	$4,478,057,955

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Private Mortgage-
	Common Stocks	Corporate Bonds	Backed Obligations	Total
Balance as of March 31, 2020	$93,547,212	$135,158,322	$14,488,745	$243,194,279
Acquisitions	—	466,604	—	466,604
Dispositions	—	(343,000)	—	(343,000)
Accrued discounts/premiums	—	26,299	—	26,299
Realized gain (loss)	—	1,715	—	1,715
Change in unrealized
appreciation/depreciation	63,352,626	5,975,383	1,723,495	71,051,504
Transfer in and/or out of Level 3	—	(62,703,807)	—	(62,703,807)
Balance as of September 30, 2020	$156,899,838	$78,581,516	$16,212,240	$251,693,594
Change in unrealized
appreciation/depreciation for Level 3
investments held at September 30, 2020	$63,352,626	$10,466,576	$1,723,495	$75,542,697

Fair Value at
Type of Security	9/30/20	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks			Discount Rate,	3.0%/5.5x $67.50 $0.0007514
		Market Analysis,	EBITDA Multiple
		Broker Quotes	Market Data
	$156,899,838	Estimated Proceeds	Market Data
Corporate Bonds		Issue Price	Market Data	$100.00 150 bps
	$78,581,516	Comparable Securities	Adjustment to yield
Private Mortgage-
Backed Obligations	$16,212,240	Discounted Cash Flow	Adjustment to yield	344 bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$88,940,982	$—	$951,281	$89,892,263
Convertible Preferred Stocks [1]	234,564	1,072,553	—	1,307,117
Corporate Bonds [1]	—	30,074,506	1,647,812	31,722,318
Convertible Bonds [1]	—	7,051,508	—	7,051,508
Private Mortgage-
Backed Obligations [1]	—	—	477,290	477,290
Short-Term Investments	2,046,875	—	—	2,046,875
Total Assets:	$91,222,421	$38,198,567	$3,076,383	$132,497,371

[1] See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Private Mortgage-
	Common Stocks	Corporate Bonds	Backed Obligations	Total
Balance as of March 31, 2020	$803,897	$1,862,498	$426,550	$3,092,945
Acquisitions	—	7,908	—	7,908
Dispositions	—	(7,000)	—	(7,000)
Accrued discounts/premiums	—	447	—	447
Realized gain (loss)	—	35	—	35
Change in unrealized
appreciation/depreciation	147,384	199,181	50,740	397,305
Transfer in and/or out of Level 3	—	(415,257)	—	(415,257)
Balance as of September 30, 2020	$951,281	$1,647,812	$477,290	$3,076,383
Change in unrealized
appreciation/depreciation for Level 3
investments held at September 30, 2020	$147,384	$228,924	$50,740	$427,048

Fair Value at
Type of Security	9/30/20	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stocks			Discount Rate,
		Market Analysis,	EBITDA Multiple	3.0%/5.5x $67.50 $0.0007514
		Broker Quotes	Market Data
	$951,281	Estimated Proceeds	Market Data
Corporate Bonds		Issue Price	Market Data	$100.00 150 bps
	$1,647,812	Comparable Securities	Adjustment to yield
Private Mortgage-
Backed Obligations	$477,290	Discounted Cash Flow	Adjustment to yield	344 bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks [1]	$131,861,486	$—	$—	$131,861,486
Short-Term Investments	17,623,033	—	—	17,623,033
Total Assets:	$149,484,519	$—	$—	$149,484,519

[1] See Schedule of Investments for industry breakouts.

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds [1]	$—	$69,817,590	$—	$69,817,590
Asset Backed Securities	—	8,690,715	—	8,690,715
Mortgage Backed Securities	—	100,381,017	—	100,381,017
US Government Notes/Bonds [2]	—	4,126,641	—	4,126,641
Short-Term Investments	68,620,302	1,998,294	—	70,618,596
Total Assets:	$68,620,302	$185,014,257	$—	$253,634,559
Other Financial Instruments [3]:
Interest Rate Contracts-Futures	$40,630	$—	$—	$40,630

[1]	See Schedule of Investments for industry breakouts.
[2]	See Schedule of Investments for security type breakouts.
[3]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the net unrealized appreciation/(depreciation) on the investment.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the six months ended September 30, 2020, was $30,528,640. The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair values of derivative instruments as of September 30, 2020:

Osterweis Total Return Fund

	Asset Derivatives as of September 30, 2020		Liability Derivatives as of September 30, 2020
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
Interest Rate	Variation		Variation
Contracts – Futures	margin receivable	$157,222	margin payable	$116,206

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the six months ended September 30, 2020:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain	Appreciation/Depreciation
	on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
Interest Rate	Realized and Unrealized
Contracts – Futures	Gain (Loss) on Investments	$(104,666)	$38,203

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the six months ended September 30, 2020.

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the six months ended September 30, 2020. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the six months ended September 30, 2020.

D.
To-be-announced (“TBA”) Commitments. Each Fund may enter into TBA purchase commitments. In a TBA transaction, the TBA unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which can be 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered.  The Osterweis Total Return Fund had

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

TBA’s during the six months ended September 30, 2020. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have TBA’s during the six months ended September 30, 2020.

Statements of Assets and Liabilities

Fair values of TBA Commitments as of September 30, 2020:

Osterweis Total Return Fund

	Asset TBA’s as of September 30, 2020		Liability TBA’s as of September 30, 2020
	Balance Sheet		Balance Sheet
Instrument	Location	Fair Value	Location	Fair Value
TBA Commitments	None		Payable for investment
		$ —	securities purchased	$15,797,461

Statements of Operations

The effect of TBA Commitments on the Statements of Operations for the six months ended September 30, 2020:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain (Loss)	Realized Gain (Loss)	Appreciation/Depreciation
	on TBA’s	on TBA’s	on TBA’s
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
TBA Commitments	Realized and Unrealized Gain
	(Loss) on Investments	$ —	$(82,910)

E.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

As of the most recent fiscal year end March 31, 2020, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Loss	Post-October Loss
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	409,413	—
Osterweis Emerging Opportunity Fund	239,535	1,802,598
Osterweis Total Return Fund	—	2,158,726

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

As of the most recent fiscal year end March 31, 2020, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	(38,498,579)	(488,754,279)
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

As of September 30, 2020, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of September 30, 2020, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

J.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

K.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time the Adviser

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

determines that the value of illiquid investments held by the Funds exceeds 15% of each Funds’ net asset value, the Adviser will report the occurrence to the Trust as soon as practicable after the occurrence is observed, but no less than within one business day of verification of the occurrence.  The information provided on any such report shall include an explanation of the extent and causes of the occurrence, the duration of the occurrence, and how the Advisers intend to bring the Funds’ illiquid investments back within the 15% limit within a reasonable period of time.  The Advisers shall notify the Trust if the amount of the Funds’ illiquid investments that are assets remain above the 15% limit 30 calendar days from the initial occurrence (and at each consecutive 30 day period thereafter).

L.
Oﬀsetting Agreements. The Funds are subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty. The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2020:

Osterweis Total Return Fund

		Gross Amounts	Net Amounts		Cash
		Offset in the	Presented in		Collateral
	Gross	Statements of	the Statements of	Financial	Pledged	Net
Description	Amounts	Assets and Liabilities	Assets and Liabilities	Instruments	(Received)	Amount
Assets
Interest Rate
Contracts – Futures [1]	$157,222	$—	$157,222	$—	$—	$41,016
Liabilities
Interest Rate
Contracts – Futures [1]	116,206	—	116,206	—	—	—
TBA Commitments [2]	15,797,461	—	15,797,461	—	—	15,797,461

[1]	Counterparty is Credit Suisse
[2]	Counterparties are Morgan Stanley, Bank of New York and Wells Fargo

M.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statements of Operations.

N.	Shareholder Meeting (Unaudited). A Special Meeting of Shareholders took place on June 17, 2020.

The Meeting was held for all of the Funds in the Trust. However, five series of the Trust, including the Osterweis Fund, presented separate Proxy Statements specifically directed to their respective shareholders because they each had individual and unique Proposals in addition to the Proposal regarding the election Trustees to the Board of Trustees of the Trust. The unique Proposals were set forth as PROPOSALS 1(a), 1(b), 1(c) and 1(d), while the Proposal regarding the Trustee election was described at the Meeting as PROPOSAL 2.

PROPOSAL 1(a)

PROPOSAL 1(a) at the Special Meeting on June 17, 2020, was specific to shareholders of the Osterweis Fund (the “Fund”) to approve a change in the Fund’s Fundamental Investment Restrictions regarding concentration. The Fund had a fundamental policy not to invest more than 25% of its assets in any industry or sector. The other Osterweis Funds also restrict investment in an industry, or groups of industries, to 25%, but allowed up to 80% of those funds’ assets to be invested in a single sector. With the approval of the Fund’s shareholders, the Adviser is able to harmonize the fundamental restriction in the Fund to match that of the other Osterweis Funds.

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

All Fund shareholders of record at the close of business on April 20, 2020 were entitled to vote. As of the record date, the Fund had 7,506,519 shares outstanding. PROPOSAL 1(a) was approved as follows:

		% For of		% Against	% Against of
For	% For Voted	Outstanding	Against	Voted	Outstanding
3,715,950	83.57%	49.50%	32,481	0.73%	0.43%

	% Abstain	% Abstain of	Broker	% Broker	% Broker Non-Votes
Abstain	Voted	Outstanding	Non-Votes	Non-Votes Voted	of Outstanding
20,719	0.47%	0.28%	677,366	15.23%	9.02%

PROPOSAL 2

PROPOSAL 2 at the Special Meeting on June 17, 2020, applied to all shareholders of the Trust in general, to elect Trustees to the Board of Trustees. All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies. As of the record date, April 20, 2020, the Trust had 980,568,279 shares outstanding. The results of the voting for the proposal was as follows:

Election of Trustees to the Board of Trustees of the Trust	For Votes	Votes Withheld
1. Eric W. Falkeis	681,049,390	10,981,441
2. Kathleen T. Barr	681,250,626	10,779,780
3. Ashi S. Parikh	681,087,446	10,940,163

Accordingly, effective June 17, 2020, the Board of Trustees of Professionally Managed Portfolios consists of the following six individuals, all of whom have now been elected by shareholders:

Kathleen T. Barr, Independent Trustee	Ashi S. Parikh, Independent Trustee
Wallace L. Cook, Independent Trustee	Carl A. Froebel, Independent Trustee
Eric W. Falkeis, Independent Trustee	Steven J. Paggioli, Independent Trustee

O.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

The Advisers provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.75% of the average daily net assets greater than $250 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Strategic Investment Fund, the Adviser is entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the six months ended September 30, 2020 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses (Expense Cap) for the Osterweis Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95%, 1.10% and 0.75%, respectively. Prior to June 30, 2019 expenses for the Osterweis Emerging Opportunity Fund were limited to 1.25% of average net assets. Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Any amount due from the Adviser is paid monthly to the Funds, if applicable. For the six months ended September 30, 2020, the Adviser waived $166,584 in fees in the Osterweis Fund and $69,491 in fees in the Osterweis Emerging Opportunity Fund. As of September 30, 2020, the remaining cumulative amount the Adviser may be reimbursed is $836,274 for Osterweis Fund and $192,087 for Osterweis Emerging Opportunity Fund.

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31, 2021	March 31, 2022	March 31, 2023	March 31, 2024	Total
Osterweis Fund	$50,265	$307,423	$312,022	$166,564	$836,274
Osterweis Emerging Opportunity Fund	$—	$—	$122,596	$69,491	$192,087

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended September 30, 2020, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board. For the six months ended September 30, 2020, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 – Purchases and Sales of Securities

For the six months ended September 30, 2020, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, were as follows:

	Purchases	Sales/Maturities
Osterweis Fund	$25,701,137	$27,775,160
Osterweis Strategic Income Fund	1,244,042,792	1,012,673,209
Osterweis Strategic Investment Fund	38,113,053	34,726,657
Osterweis Emerging Opportunity Fund	60,938,953	67,214,124
Osterweis Total Return Fund	536,961,896	499,645,917

For the six months ended September 30, 2020, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales/Maturities
Osterweis Total Return Fund	$84,771,356	$67,265,294

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not purchase or sell U.S. Government securities during the six months ended September 30, 2020.

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the six months ended September 30, 2020 (estimated), and the year ended March 31, 2020, was as follows:

	Ordinary Income
	September 30, 2020	March 31, 2020
Osterweis Fund	$—	$932,763
Osterweis Strategic Income Fund	93,280,810	231,265,711
Osterweis Strategic Investment Fund	—	1,693,879
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	1,333,393	4,527,891

	Long-Term Capital Gains [1]
	September 30, 2020	March 31, 2020
Osterweis Fund	$—	$8,260,892
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	3,054,881
Osterweis Emerging Opportunity Fund	—	6,684,032
Osterweis Total Return Fund	—	—

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

The cost basis of investments for federal income tax purposes at fiscal year end, March 31, 2020, was as follows:

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$86,529,187	$4,319,677,323	$98,537,770	$90,470,409	$156,675,872
Gross tax unrealized appreciation	28,759,063	14,830,697	18,101,292	7,737,928	4,230,023
Gross tax unrealized depreciation	(4,419,537)	(415,753,991)	(7,489,283)	(9,509,298)	(4,817,078)
Net tax unrealized appreciation/depreciation	24,339,526	(400,923,294)	10,612,009	(1,771,370)	(587,055)
Undistributed ordinary income	732,390	10,104,128	—	—	—
Undistributed long-term capital gain	3,519,904	—	455,543	—	—
Total distributable earnings	4,252,294	10,104,128	455,543	—	—
Other accumulated gain/(loss)	—	(527,252,858)	(409,413)	(2,042,133)	(2,158,726)
Total distributable (accumulated)
earnings (losses)	$28,591,820	$(918,072,024)	$10,658,139	$(3,813,503)	$(2,745,781)

The tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Osterweis Funds | Notes to Financial Statements at September 30, 2020 (Unaudited) (Continued)

Note 6 – Credit Facility

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the six months ended September 30, 2020, are as follows:

Osterweis
		Osterweis	Osterweis	Emerging	Osterweis
		Strategic	Strategic	Opportunity	Total Return
	Osterweis Fund	Income Fund	Investment Fund	Fund	Fund
Maximum available credit	$15,000,000	$250,000,000	$15,000,000	$8,000,000	$10,000,000
Largest amount outstanding
on an individual day	—	—	—	—	—
Average balance when in use	—	—	—	—	—
Credit facility outstanding as of
September 30, 2020	—	—	—	—	—
Average interest rate when in use	—	—	—	—	—

Interest expenses for the six months ended September 30, 2020, are disclosed in the Statements of Operations, as applicable.

Note 7 – (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2020 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020– September 30, 2020).

Actual Expenses

The “Actual” line for each of the following tables provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	4/1/20	9/30/20	During the Period [1]
Osterweis Fund
Actual	$1,000.00	$1,295.60	$5.47
Hypothetical (5% annual return before expenses)	1,000.00	1,020.31	4.81

Strategic Income Fund
Actual	1,000.00	1,118.80	4.67
Hypothetical (5% annual return before expenses)	1,000.00	1,020.66	4.46

Strategic Investment Fund
Actual	1,000.00	1,233.50	6.77
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.12

Emerging Opportunity Fund
Actual	1,000.00	1,657.10	7.33
Hypothetical (5% annual return before expenses)	1,000.00	1,019.55	5.57

Total Return Fund
Actual	1,000.00	1,043.40	3.38
Hypothetical (5% annual return before expenses)	1,000.00	1,021.76	3.35

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 0.95%, 0.88%, 1.21%, 1.10% and 0.66% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period.

Additional Information

Information About Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov

Information About the Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT reports may also be obtained by calling toll-free (866) 236-0050.

Householding

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 236-0050 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Approval of Investment Advisory Agreements (Unaudited)

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS STRATEGIC INVESTMENT FUND
OSTERWEIS EMERGING OPPORTUNITY FUND
OSTERWEIS TOTAL RETURN FUND

At a meeting held on August 13-14, 2020, the Board (which is comprised of six persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Osterweis Capital Management, Inc. for Osterweis Fund and Osterweis Capital Management, LLC for each of the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund, the Osterweis Emerging Opportunity Fund and the Osterweis Total Return Fund (each a “Fund,” and together, the “Funds”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers” or “Osterweis.”  At this meeting and at a prior meeting held on May 19-20, 2020, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisers’ overall services provided to the Funds as well as their specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their chief compliance officer and the Advisers’ compliance record, as well as the Advisers’ cybersecurity program, business continuity plan and risk management process. Additionally, the Board consider how the Advisers’ business continuity plan has operated during the recent COVID-19 pandemic. The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with certain personnel of the Advisers in person or by video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisers’ risk management process.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing their duties under the Advisory Agreements, and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Funds’ historical performance and the overall performance of the Advisers.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks and the Advisers’ similarly managed accounts, all for periods ended March 31, 2020.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in its respective peer universe.  When reviewing the Funds’ performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Funds and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

For the Osterweis Fund, the Board noted that the Fund outperformed its peer group median for the one-year and three-year periods and underperformed for the five-year and ten-year periods.  The Board also considered the

Approval of Investment Advisory Agreements (Unaudited) (Continued)

outperformance of the Fund against its broad-based securities market benchmark for the one-year period and underperformance for the three-year, five-year and ten-year periods.  The Board also considered the Fund’s outperformance compared to the Adviser’s core equity composite for the one-year and three-year periods and its underperformance for the five-year and ten-year periods, and the reasons given by the Adviser for such differences in performance.

For the Osterweis Strategic Income Fund, the Board noted that the Fund outperformed its peer group median for the one-year, three year and five-year periods and underperformed for the ten-year period.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year and five-year periods and outperformance for the ten-year period.  The Board also considered the Fund’s underperformance compared to the Adviser’s strategic income composite for the one-year, three-year, five-year and ten-year periods, and the reasons given by the Adviser for such differences in performance.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had outperformed its peer group median for the one-year period and underperformed for the three-year and five- year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year and five-year periods.  The Board also considered the Fund’s underperformance compared to the Adviser’s flexible balanced composite for the one-year, three-year and five-year periods, and the reasons given by the Adviser for such differences in performance.

For the Osterweis Emerging Opportunity Fund, the Board noted that the Fund had outperformed its peer group median for the one-year, three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year, three-year and five-year periods. The Board also considered the Fund’s underperformance compared to the Adviser’s emerging growth composite for the one-year, three-year and five-year periods, and the reasons given by the Adviser for such differences in performance.

For the Osterweis Total Return Fund, the Board noted that the Fund had outperformed its peer group median for the one-year and three-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year and three-year periods.  The Trustees noted that the Adviser does not replicate the Osterweis Total Return Fund’s investment style in separately managed accounts.

3.
The costs of the services provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Osterweis Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.95% (the “Expense Cap”). The Board noted that the Fund’s advisory fee and net expense ratio were higher than its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although the Fund’s assets are not currently at a size where the breakpoint has been reached.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to, or lower than those charged to the Osterweis Fund depending on the level of assets.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund and that the breakpoints were currently in effect.  The Board noted that the fees charged to other similarly managed account clients were higher than or equal to those charged to the Osterweis Strategic Income Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

Approval of Investment Advisory Agreements (Unaudited) (Continued)

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board noted that the fees charged to other similarly managed account clients were higher than, equal to, or lower than those charged to the Osterweis Strategic Investment Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Emerging Opportunity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.10%. The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board noted that the fees charged to other similarly managed account clients were higher than or equal to those charged to the Osterweis Emerging Opportunity Fund depending on the level of assets. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Total Return Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.75% (the “Expense Cap”) although the Fund is currently operating below that level. The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average. The Trustees noted that the Adviser does not replicate the Osterweis Total Return Fund’s investment style in separately managed accounts. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisers that should be shared with shareholders.  The Board noted that the Advisory Agreement for each Fund (other than the Osterweis Total Return Fund) contain breakpoints in the advisory fee.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Osterweis Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund do not exceed their respective expense caps. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisers and their affiliates from their relationship with the Funds.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional material benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisers.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisers were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate financial resources to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisers, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interest of each Fund and its shareholders.

Osterweis Fund | Statement Regarding Liquidity Risk Management Program (Unaudited)

The Funds have adopted a liquidity risk management program (the “program”). The Board has designated the Adviser to serve as the administrator of the program. Personnel of the Adviser conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Adviser.

Under the program, the Adviser manages the Funds’ liquidity risk, which is the risk that the Funds could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Funds. This risk is managed by monitoring the degree of liquidity of each Funds’ investments, limiting the amount of the Funds’ illiquid investments, and utilizing various risk management tools and facilities available to the Funds for meeting shareholder redemptions, among other means. The Adviser’s process of determining the degree of liquidity of the Funds’ investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the Adviser regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the Adviser provided its assessment that the program had been effective in managing the Funds’ liquidity risk.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SULLIVAN & WORCESTER LLP
1633 Broadway
New York, NY 10019

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPSEMI – 0920

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 7, 2020

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 7, 2020

* Print the name and title of each signing officer under his or her signature.